QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934 (Amendment No.          )

Check the appropriate box:
☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

RADIUS HEALTH, INC. (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Radius Health, Inc.
201 Broadway, 6th Floor
Cambridge, MA 02139

INFORMATION STATEMENT NOTICE

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

        The purpose of this notice and attached Information Statement is to inform you of the following actions taken by the Board of Directors of Radius Health, Inc. (the "Company," "we" or "us") and the stockholders holding the requisite number of shares of our capital stock, which stockholder actions will become effective on or after March 28, 2014, the date that is twenty-one (21) calendar days after the date this Information Statement was first mailed to our stockholders:

  1.
  On February 16, 2014, the Company's Board of Directors (the "Board") adopted and approved an amendment (the "Plan Amendment") to the Company's 2011 Equity Incentive Plan (as amended, the "2011 Plan") increasing the number of shares of the Company's common stock, par value $.0001 per share (the "Common Stock"), that may be issued thereunder, as further described in the Information Statement.

  2.
  On February 24, 2014, the holders of a majority of the shares of the Company's Common Stock outstanding on February 16, 2014, the record date for determining the stockholders entitled to consent to approval of the Plan Amendment (the "Plan Amendment Record Date"), assuming the conversion of all outstanding shares of the Company's preferred stock, consented in writing to the Plan Amendment.

  3.
  On February 19, 2014, the Board adopted and approved:

  •
  an amendment (the "Charter Amendment") to the Company's Certificate of Incorporation to effect one-for-2.28 reverse stock split of all of the outstanding shares of Common Stock, pursuant to which each 2.28 shares of Common Stock outstanding immediately prior to the effectiveness of the Charter Amendment shall be reclassified and combined into one validly issued, fully-paid and nonassessable share, while maintaining the number of authorized shares of Common Stock (the "Reverse Stock Split"); and

  •
  a Restated Certificate of Incorporation of the Company (the "Restated Certificate") to serve as the certificate of incorporation for the Company from and after the closing of a firm commitment underwritten public offering of shares of the Company's Common Stock, which Restated Certificate will, among other things, (i) provide for the authorized capital stock of the Company to consist of two hundred million (200,000,000) shares of Common Stock and ten million (10,000,000) shares of preferred stock, (ii) authorize the Board to establish the rights, preferences and restrictions on any unissued series of preferred stock, (iii) provide for a classified board of directors, (iv) require that all stockholder action be taken by a vote of the stockholders at an annual or special meeting, (v) deny the right of stockholders to call a special meeting of stockholders, (vi) provide that the Delaware Court of Chancery be the sole and exclusive forum for various actions and proceedings identified therein, (vii) modify certain other stockholder rights, (viii) limit the personal liability of directors to the Company and its stockholders and (ix) effect certain other changes, all as more specifically set forth in the Restated Certificate.

  4.
  On February 24, 2014, the holders of (a) shares of the Company's Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and/or Series A-3 Convertible Preferred Stock representing at least 70% of the voting power of the shares of the Company's Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and Series A-3 Convertible Preferred Stock outstanding on February 19, 2014, the record date for determining the stockholders entitled to consent to approval of the Charter Amendment and the Restated Charter (the "Charter Record Date"), (b) at least 70% of the shares of the Company's Series B Convertible Preferred Stock outstanding on the Charter Record Date, (c) at least 70% of the shares of the Company's Series B-2 Convertible Preferred Stock outstanding on the Charter Record Date and (d) a majority of the shares of the Company's Common Stock outstanding on the Charter Record Date, assuming the conversion of all outstanding shares of the Company's preferred stock, consented in writing to the approval of the Charter Amendment and the Restated Certificate.

        A copy of each of the stockholder consents described above, the 2011 Plan, the Charter Amendment and the Restated Certificate is attached to this Information Statement as Exhibit A, Exhibit B, Exhibit C and Exhibit D, respectively.

        Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an Information Statement must be provided to the holders of voting stock of the Company who did not receive a consent solicitation pursuant to Section 14(a) of the Exchange Act regarding the actions set forth in the consent. This notice and the attached Information Statement will also be considered the notice required by Section 228(e) of the General Corporation Law of the State of Delaware ("DGCL"). You are encouraged to read the attached Information Statement, including the exhibits, for further information regarding these actions.

        This Information Statement is solely for your information and does not require or request you to do anything. This is not a notice of a meeting of stockholders and no stockholders' meeting will be held to consider the matters described in the Information Statement.

By Order of the Board of Directors,

Robert E. Ward
President and Chief Executive Officer

Cambridge, Massachusetts
March 7, 2014

Radius Health, Inc.
201 Broadway, 6th Floor
Cambridge, MA 02139

INFORMATION STATEMENT

        Radius Health, Inc. (the "Company," "we" or "us") is mailing this Information Statement to you, as a holder of shares of our capital stock, to provide you with information regarding the actions described below that were taken by written consent in lieu of a special meeting of stockholders by the holders of shares of the Company's capital stock, which will become effective on or after March 28, 2014, the date that is twenty-one (21) calendar days after the date this Information Statement was first mailed to our stockholders.

        On February 16, 2014, the Company's Board of Directors (the "Board") adopted and approved an amendment (the "Plan Amendment") to the Company's 2011 Equity Incentive Plan (as amended, the "2011 Plan") increasing the number of shares of the Company's common stock, par value $.0001 per share (the "Common Stock"), that may be issued thereunder, as further described in the Information Statement.

        As of February 24, 2014, the holders of 26,728,237 shares of Common Stock, assuming the conversion of all outstanding shares of the Company's preferred stock, outstanding on February 16, 2014, the record date for determining the stockholders entitled to consent to approval of the Plan Amendment (the "Plan Amendment Record Date"), representing approximately 69% of the shares of Common Stock, assuming the conversion of all outstanding shares of the Company's preferred stock, outstanding on the Plan Amendment Record Date, had executed a written consent in accordance with Section 228 of the DGCL and the Company's bylaws approving the Plan Amendment.

        On February 19, 2014, the Board adopted and approved:

  •
  an amendment (the "Charter Amendment") to the Company's Certificate of Incorporation to effect one-for-2.28 reverse stock split of all of the outstanding shares of Common Stock, pursuant to which each 2.28 shares of Common Stock outstanding immediately prior to the effectiveness of the Charter Amendment shall be reclassified and combined into one validly issued, fully-paid and nonassessable share, while maintaining the number of authorized shares of Common Stock (the "Reverse Stock Split"); and

  •
  a Restated Certificate of Incorporation of the Company (the "Restated Certificate") to serve as the certificate of incorporation for the Company from and after the closing of a firm commitment underwritten public offering of shares of the Company's Common Stock, which Restated Certificate will, among other things, (i) provide for the authorized capital stock of the Company to consist of two hundred million (200,000,000) shares of Common Stock and ten million (10,000,000) shares of preferred stock, (ii) authorize the Board to establish the rights, preferences and restrictions on any unissued series of preferred stock, (iii) provide for a classified board of directors, (iv) require that all stockholder action be taken by a vote of the stockholders at an annual or special meeting, (v) deny the right of stockholders to call a special meeting of stockholders, (vi) provide that the Delaware Court of Chancery be the sole and exclusive forum for various actions and proceedings identified therein, (vii) modify certain other stockholder rights, (viii) limit the personal liability of directors to the Company and its stockholders and (ix) effect certain other changes, all as more specifically set forth in the Restated Certificate.

        As of February 24, 2014, the holders of:

  •
  98,437 shares of the Company's Common Stock outstanding on February 19, 2014, the record date for determining the stockholders entitled to consent to approval of the Charter Amendment and Restated Certificate (the "Charter Record Date");

  •
  699,697 shares of the Company's Series A-1 Convertible Preferred Stock outstanding on the Charter Record Date;

  •
  715,273 shares of the Company's Series A-2 Convertible Preferred Stock outstanding on the Charter Record Date;

  •
  142,227 shares of the Company's Series A-3 Convertible Preferred Stock outstanding on the Charter Record Date;

  •
  618,691 shares of the Company's Series B Convertible Preferred Stock outstanding on the Charter Record Date; and

  •
  415,987 shares of the Company's Series B-2 Convertible Preferred Stock outstanding on the Charter Record Date;

representing (i) approximately 75% of the shares of the Company's Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and Series A-3 Convertible Preferred Stock outstanding on the Charter Record Date, (ii) approximately 88% of the shares of the Company's Series B Convertible Preferred Stock outstanding on the Charter Record Date, (iii) 100% of the shares of the Series B-2 Convertible Preferred Stock outstanding on the Charter Record Date and (iv) approximately 69% of the shares of the Company's Common Stock, assuming the conversion of all outstanding shares of the Company's preferred stock, outstanding on the Charter Record Date, had executed a written consent in accordance with Section 228 of the DGCL and the Company's bylaws approving the Charter Amendment and the Restated Certificate.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

        This Information Statement is being mailed on or about March 7, 2014 to stockholders of record on the Plan Amendment Record Date and the Charter Record Date.

        On the Plan Amendment Record Date, there were:

  •
  879,370 shares of Common Stock outstanding; and

  •
  3,623,696 shares of Preferred Stock, par value $0.0001 per share (the "Preferred Stock"), outstanding, consisting of:

  •
  939,612 shares of Series A-1 Convertible Preferred Stock;

  •
  983,208 shares of Series A-2 Convertible Preferred Stock;

  •
  142,227 shares of Series A-3 Convertible Preferred Stock;

  •
  3,998 shares of Series A-4 Convertible Preferred Stock;

  •
  6,443 shares of Series A-5 Convertible Preferred Stock;

  •
  496,111 shares of Series A-6 Convertible Preferred Stock;

  •
  701,235 shares of Series B Convertible Preferred Stock; and

  •
  350,862 shares of Series B-2 Convertible Preferred Stock.

        On the Charter Record Date, there were:

  •
  879,370 shares of Common Stock outstanding; and

  •
  3,688,821 shares of Preferred Stock outstanding, consisting of:

  •
  939,612 shares of Series A-1 Convertible Preferred Stock;

    •
    983,208 shares of Series A-2 Convertible Preferred Stock;

    •
    142,227 shares of Series A-3 Convertible Preferred Stock;

    •
    3,998 shares of Series A-4 Convertible Preferred Stock;

    •
    6,443 shares of Series A-5 Convertible Preferred Stock;

    •
    496,111 shares of Series A-6 Convertible Preferred Stock;

    •
    701,235 shares of Series B Convertible Preferred Stock; and

    •
    415,987 shares of Series B-2 Convertible Preferred Stock.

        On the Plan Amendment Record Date, each share of Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and Series A-3 Convertible Preferred Stock was convertible into 10.875 shares of Common Stock. On the Charter Record Date, each share of Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and Series A-3 Convertible Preferred Stock was convertible into 10.907 shares of Common Stock. On the Plan Amendment Record Date and the Charter Record Date, each share of Series B Convertible Preferred Stock, Series B-2 Convertible Preferred Stock, Series A-4 Convertible Preferred Stock, Series A-5 Convertible Preferred Stock and Series A-6 Convertible Preferred Stock was convertible into 10 shares of Common Stock. Under the terms of the DGCL, our certificate of incorporation and the Plan, (a) the affirmative vote or written consent of the holders of a majority of the Company's shares of Common Stock, assuming the conversion of all outstanding shares of the Company's preferred stock, outstanding on the Plan Amendment Record Date was required to approve the Plan Amendment and (b) the affirmative vote or written consent of (i) the holders of at least 70% of the shares of our Series B Convertible Preferred Stock outstanding on the Charter Record Date, (ii) the holders of at least 70% of the shares of our Series B-2 Convertible Preferred Stock outstanding on the Charter Record Date and (iii) the holders of shares of our Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and Series A-3 Convertible Preferred Stock representing at least 70% of the voting power of the shares of our Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and Series A-3 Convertible Preferred Stock, outstanding on the Charter Record Date (the holders referenced in clause (iii) of this clause (b) are referred to herein collectively as the "Senior Majority" and the holders referenced in clauses (i), (ii) and (iii) of this clause (b) are referred to herein collectively as the "Required Investor Majority") and the holders of a majority of our shares of Common Stock, assuming the conversion of all outstanding shares of the Company's preferred stock, outstanding on the Charter Record Date, was required to approve the Charter Amendment and the Restated Certificate.

        On the Plan Amendment Record Date, the holders of at least 19,461,459 shares of Common Stock, assuming the conversion of all outstanding shares of the Company's preferred stock, constituted the holders of a majority of the outstanding shares of our Common Stock, assuming the conversion of all outstanding shares of the Company's preferred stock.

        On the Charter Record Date:

  •
  the holders of at least 1,445,533 shares of Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and/or Series A-3 Convertible Preferred Stock constituted the Senior Majority;

  •
  the holders of at least 490,865 shares of Series B Convertible Preferred Stock and 291,191 shares of Series B-2 Convertible Preferred Stock, together with the Senior Majority, constituted the Required Investor Majority; and

  •
  the holders of at least 19,820,175 shares of Common Stock, on an as-converted basis, constituted a majority of the outstanding shares of Common Stock, assuming the conversion of all outstanding shares of the Company's preferred stock.

        This is not a notice of a special meeting of stockholders and no stockholders' meeting will be held to consider any matter described in this Information Statement.

        The stockholders holding shares of Common Stock representing a majority of the outstanding shares of Common Stock, assuming the conversion of all outstanding shares of the Company's preferred stock, on the Plan Amendment Record Date have consented to the Plan Amendment, and stockholders holding shares of stock representing the Required Investor Majority and a majority of the outstanding shares of the Company's Common Stock, assuming the conversion of all outstanding shares of the Company's preferred stock, have consented to the Charter Amendment and the Restated Certificate, which consents are sufficient to satisfy the stockholder consent requirement for those actions. Accordingly, no additional consents will be needed to approve these matters.

 ACTION 1—AMENDMENT TO THE 2011 EQUITY INCENTIVE PLAN

Proposal and Background Information

        The Radius Health, Inc. 2011 Equity Incentive Plan, or the 2011 Plan, was initially adopted by the Board on November 7, 2011 and approved by the Company's stockholders on November 18, 2011. In connection with the adoption and approval of the 2011 Plan, the Company ceased making awards under the Radius Health, Inc. 2003 Long-Term Incentive Plan, or the 2003 Plan, which is referred to as the "suspension" of the 2003 Plan, as of November 7, 2011. No new awards may be granted under the 2003 Plan, but awards outstanding at the time of suspension remain outstanding in accordance with their terms.

        On February 16, 2014, the Board approved the Plan Amendment, which increased the maximum number of shares of Common Stock that may be issued under the 2011 Plan to 9,700,000, an increase of 2,623,618 shares. On February 24, 2014, the holders of the requisite number of shares of our capital stock approved the Plan Amendment by written consent effective as of the expiration of the 20-day period commencing on the date of mailing of this Information Statement to our stockholders as required under Rule 14c-2 under the Exchange Act. The number of shares of Common Stock in this section do not reflect the impact of the Reverse Stock Split described below in Action 2.

        The total number of shares reserved for issuance under the 2011 Plan after giving effect to the Plan Amendment equals the sum of: (a) 8,380,019 shares and (b) any shares of Common Stock that as of the November 7, 2011 were available for issuance under the 2003 Plan or subject to awards under the 2003 Plan which are forfeited or lapse unexercised and which are not issued under the 2003 Plan, subject to a maximum aggregate number of shares issuable under the 2011 Plan of 9,700,000. Set forth below is the number of shares available for issuance pursuant to outstanding and future equity awards under the 2011 Plan as of February 28, 2014, which includes shares made available by the Plan Amendment:

Shares subject to outstanding stock option awards(1)	5,179,768
Shares issued pursuant to awards	8,881
Shares available for issuance pursuant to future awards	3,538,529

(1)
As of February 28, 2014, options outstanding under the 2011 Plan had a weighted average exercise price of $3.57 per share and a weighted average remaining life of 8.6 years. The market value of all shares underlying options outstanding under the 2011 Plan as of February 28, 2014 was $17,714,807, based on our Board's most recent determination of the fair market value of our Common Stock.

Reasons for the Plan Amendment

        The Plan Amendment will allow the Company to issue additional stock-based awards to employees, consultants and non-employee directors of the Company and its affiliates, allowing the Company to attract and retain qualified individuals to serve in these positions.

Summary of the 2011 Plan

        This section summarizes certain principal features of the 2011 Plan, as amended by the Plan Amendment. The summary is qualified in its entirety by reference to the complete text of the 2011 Plan, as amended by the Plan Amendment, which is attached to this Information Statement as Exhibit B.

        The 2011 Plan provides for the grant of incentive stock options, or ISOs, to employees, and for the grant of nonqualified stock options, restricted stock, restricted stock units, stock appreciation rights, stock grants, performance units and performance awards to employees, consultants and non-employee directors, for the purposes of encouraging their ownership of our Common Stock and providing additional incentives to promote the success of our business through the grant of awards of or pertaining to the Common Stock. ISOs are intended to be "incentive stock options," as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended, or the Code.

Securities Subject to the 2011 Plan

        Under the terms of the 2011 Plan, after giving effect to the Plan Amendment the aggregate number of shares of our Common Stock that may be subject to options and other awards is equal to the sum of (i) 8,380,019 shares and (ii) any shares of our Common Stock which as of the November 7, 2011 were available for issuance under the 2003 Plan or subject to awards under the 2003 Plan which are forfeited or lapse unexercised and which are not issued under the 2003 Plan, subject to a maximum aggregate number of shares issuable under the 2011 Plan of 9,700,000. The maximum number of shares that may be issued pursuant to ISOs is 9,700,000. The shares of Common Stock covered by the 2011 Plan are authorized but unissued shares, treasury shares or Common Stock purchased on the open market.

        To the extent that an option or stock-settled stock appreciation right terminates, expires or lapses for any reason or is cancelled without having been exercised in full or to the extent any other award is forfeited, any shares subject to the award (to the extent of such termination, expiration, lapse, cancellation or forfeiture) may be used again for new grants under the 2011 Plan. Shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award or the exercise price of an option may be used again for new grants under the 2011 Plan.

        The maximum number of shares of our Common Stock that may be subject to one or more awards to a participant pursuant to the 2011 Plan during any calendar year is 1,250,000 and the maximum amount that may be paid to a participant in cash during any calendar year with respect to cash-based awards is $2,000,000. However, these limits will not apply to certain awards granted under the 2011 Plan until the earliest to occur of the first material modification of the 2011 Plan following the date on which our Common Stock is listed on any securities exchange or designated on an interdealer quotation system, which we refer to as the Public Trading Date, the issuance of all of the shares reserved for issuance under the 2011 Plan, the expiration of the 2011 Plan or the first meeting of our stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Public Trading Date occurs.

Administration

        The 2011 Plan provides that the compensation committee of the Board, or the compensation committee, administers the 2011 Plan, although the Board may exercise any powers and responsibilities assigned to the compensation committee at any time.

        The compensation committee has the authority to administer and interpret the 2011 Plan, including the power to determine eligibility, the types and sizes of awards, the price, timing and other terms and conditions of awards and the acceleration or waiver of any vesting or forfeiture restriction. The compensation committee may delegate to an executive officer or officers the authority to grant awards to non-officer employees and to consultants, in accordance with any guidelines as the compensation committee may determine.

Eligibility

        Persons eligible to participate in the 2011 Plan include employees, consultants and non-employee directors of the Company and its affiliates, as determined by the compensation committee. As of February 28, 2014, approximately 13 employees and 7 non-employee directors were eligible to receive awards under the 2011 Plan. In addition, the Company frequently uses the services of individual consultants on an as-needed basis; however, consultants are not generally considered for awards under the 2011 Plan. As of February 28, 2014, three consultants held outstanding awards under the 2011 Plan. Only employees of the Company and certain of its parent and subsidiary corporations, should we have any in the future, are eligible to receive grants of options intended to qualify as ISOs.

Stock Options

        The 2011 Plan authorizes the grant of stock options, including ISOs and nonqualified stock options. Under the 2011 Plan, the exercise price of ISOs granted pursuant to the 2011 Plan will not be less than 100% of the fair market value of our Common Stock on the date of grant, and the exercise price of nonqualified stock options granted pursuant to the 2011 Plan will be determined by the compensation committee. Stock options are subject to such vesting and exercisability conditions as are determined by the compensation committee and set forth in a written stock option agreement. In no event may an ISO have a term extending beyond the tenth anniversary of the date of grant. ISOs granted to any person who owns, as of the date of grant, stock possessing more than ten percent of the total combined voting power of all classes of the Company's stock are required to have an exercise price that is not less than 110% of the fair market value of our Common Stock on the date of grant and may not have a term extending beyond the fifth anniversary of the date of grant.

Stock Appreciation Rights

        A stock appreciation right, or a SAR, is the right to receive payment of an amount equal to the excess of the fair market value of a share of stock on the date of exercise of the SAR over the grant price of the SAR. The grant price of each SAR granted under the 2011 Plan will be no less than the fair market value of a share of our Common Stock on the date of grant of the SAR. The compensation committee is authorized to issue SARs in such amounts and on such terms and conditions as it may determine, consistent with the terms of the 2011 Plan.

Restricted Stock

        Restricted stock is the grant of shares of our Common Stock at a price, if any, determined by the compensation committee, which shares are nontransferable and may be subject to forfeiture until specified vesting conditions are met. Restricted stock will be evidenced by a written agreement. During the period of restriction, restricted stock is subject to restrictions and vesting requirements, as provided by the compensation committee. The restrictions may lapse in accordance with a schedule or other conditions determined by the compensation committee.

Restricted Stock Units

        A restricted stock unit provides for the issuance of a share of our Common Stock at a future date upon the satisfaction of specific conditions set forth in the applicable award agreement. The compensation committee will specify, or permit the restricted stock unit holder to elect, the conditions and dates upon which payments under the restricted stock units will made, which dates may not be earlier than the date as of which the restricted stock units vest and which conditions and dates will be subject to compliance with Section 409A of the Code. On the distribution dates, the Company will transfer to the participant one unrestricted, fully transferable share of our Common Stock (or the fair market value of one such share of Common Stock in cash) for each restricted stock unit scheduled to be paid out on such date and not previously forfeited.

Performance Units

        Performance units represent the participant's right to receive an amount, based on the value of the Common Stock, if performance goals established by the compensation committee are achieved. The compensation committee will determine the applicable performance period, the performance goals and such other conditions that apply to the performance unit.

Performance Awards

        A performance award is cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, shares of Common Stock or a combination of both, as determined by the compensation committee. The compensation committee will determine the applicable performance period, the performance goals and such other conditions that apply to the performance award.

Stock Grants

        A stock grant is a grant in the form of shares of Common Stock. The number or value of shares of any stock grant will be determined by the compensation committee.

Dividends, Dividend Equivalents

        The 2011 Plan authorizes the compensation committee to provide a participant with the right to receive dividends or dividend equivalents with respect to shares of Common Stock covered by an award granted under the 2011 Plan. Dividends and dividend equivalents may be settled in cash or shares of Common Stock, as determined by the Compensation Committee.

Payment Methods

        Under the 2011 Plan, payments made upon exercise of an option may be made by cash or check or, subject to the approval of the compensation committee, by: (1) if our Common Stock is traded on an established market, through a formal cashless exercise program in which a market sell order is placed with a broker with respect to shares of Common Stock then-issuable upon exercise or vesting of an award, and the broker is directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required (provided that payment of such proceeds is then made to the Company upon settlement of such sale), (2) shares of Common Stock issuable pursuant to the award or previously held, or (3) such other legal consideration deemed acceptable by the compensation committee.

Forfeiture of Unvested Awards; Leave of Absence

        Upon the termination of service of the holder of an option or stock appreciation right, unless otherwise provided by the compensation committee, the award generally will expire on a date not later than three months after the termination of service. Except as otherwise determined by the compensation committee, in the event that the employment or services of the holder of an award is terminated, the unvested portion of the award will generally be forfeited or may be subject to repurchase by the Company, and will cease to vest or become exercisable after the termination.

        The compensation committee may provide that an award will continue to vest for some or all of the period of a leave of absence, or that vesting of an award will be tolled during a leave of absence, consistent with applicable law.

Transferability

        Generally, awards under the 2011 Plan may only be transferred by will or the laws of descent and distribution, unless and until such award has been exercised or the shares underlying such award have been issued and all restrictions applicable to such shares have lapsed. However, subject to certain terms and conditions, the compensation committee may permit a holder to transfer a nonqualified stock option or shares of restricted stock to any "family member" under applicable securities laws.

Adjustments

        In the event of a declaration of a stock dividend, a stock split, a reverse stock split, a recapitalization, a reclassification, a reorganization or a similar occurrence, the compensation committee will make appropriate adjustments to:

  •
  the number and kind of shares available for future grants;

  •
  the number and kind of shares covered by each outstanding award;

  •
  the grant or exercise price under each outstanding award; and

  •
  the repurchase right of each share of restricted stock.

Corporate Transactions

        In the event of a "change of control" of the Company (as defined in the 2011 Plan), the compensation committee will take any action it deems necessary or appropriate, including to accelerate an award in whole or in part. A SAR granted in tandem with a stock option that can only be exercised during limited periods following a change of control of the Company may entitle the holder to receive an amount based on the highest price paid or offered for our Common Stock in a transaction relating to the change of control or paid during the thirty-day period immediately preceding the change of control.

        The compensation committee also has the authority under the 2011 Plan to take certain other actions with respect to outstanding awards in the event of a corporate transaction, including provision for the cash-out, termination, assumption or substitution of such awards.

        Upon a liquidation or dissolution of the Company, except as otherwise provided in an applicable award agreement or another agreement between the award holder and the Company, all forfeiture restrictions and/or performance goals with respect to an award will automatically be deemed terminated or satisfied, as applicable.

Expiration, Termination and Amendment

        The Board may terminate, amend or modify the 2011 Plan and the compensation committee may amend the terms of outstanding awards at any time. However, stockholder approval of any amendment is required to the extent necessary to comply with applicable laws or the rules of any relevant stock exchange. No amendment may impair the rights under an outstanding award without the holder's consent unless, prior to a change of control, the compensation committee determines the amendment is required or advisable to satisfy any law or regulation or avoid adverse financial accounting consequences or that the amendment is not reasonably likely to significantly diminish the benefits provided under the award or that any such diminution has been adequately compensated.

        The term of the 2011 Plan will expire on the tenth anniversary of the date on which it was originally approved by the Board, unless earlier terminated by the Board.

Federal Income Tax Consequences

        The following is general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards of stock options granted under the 2011 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

        Non-qualified Stock Options.    The grant of a non-qualified stock option under the 2011 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a non-qualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares at the time of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the participant's subsequent disposition of the shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

        A non-qualified stock option can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A non-qualified stock option that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition and an additional 20% tax obligation plus penalties and interest.

        Incentive Stock Options.    The grant of an incentive stock option under the 2011 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of Common Stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

        If the participant fails to satisfy either of the foregoing holding periods (referred to as a "disqualifying disposition"), he or she must recognize ordinary income in the year of the disposition. The amount of ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by the Code and so long as the participant's total compensation is deemed reasonable in amount.

        The "spread" under an incentive stock option—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant's alternative minimum tax liability exceeds such participant's regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the calendar year in which the incentive stock options are exercised. However, such a sale of shares within the year of exercise will constitute a disqualifying disposition, as described above.

Plan Benefits

        Awards under the 2011 Plan are subject to the discretion of the compensation committee and no determinations have been made by the compensation committee as to any future awards that may be granted pursuant to the 2011 Plan. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2011 Plan. The following table sets forth, with respect to the individuals and groups identified therein, information regarding options to purchase shares of our Common Stock awarded under the 2011 Plan through February 28, 2014:

Name and Position	Stock Options Granted Since Adoption of 2011 Plan(#)(2)
Robert E. Ward, President and Chief Executive Officer	1,907,461
C. Richard Lyttle, Former President and Chief Executive Officer	277,947
Andrew J. Fromkin, Former President and Chief Executive Officer(1)	2,427,133
Michael S. Wyzga, Former President and Chief Executive Officer	1,530,000
Louis Brenner, Former Chief Medical Officer	351,400
B. Nicholas Harvey, Treasurer and Chief Financial Officer	86,858
All current executive officers as a group (5 persons)	2,736,010
All current directors who are not executive officers (7 persons)	316,666
Each other person who received 5% of the stock options granted under the 2011 Plan (0 persons)	0
All employees who are not current executive officers (6 persons)	75,733

(1)
All awards granted to Mr. Fromkin were forfeited for no consideration upon his resignation.

(2)
As of February 28, 2014, options outstanding under the 2011 Plan had a weighted average exercise price of $3.57 per share and a weighted average remaining life of 8.6 years. The market value of all shares underlying options outstanding under the 2011 Plan as of February 28, 2014 was $17,714,807, based on the Board's most recent determination of the fair market value of our Common Stock.

ACTION 2—CHARTER AMENDMENT

Proposal and Background Information

        The Board approved the Charter Amendment on February 19, 2014, and the holders of the requisite number of shares of our capital stock had consented to the approval of the Charter Amendment as of February 24, 2014, as described above, to, among other things, effect a reverse stock split of the Common Stock, effective as of the expiration of the 20-day period commencing on the date of mailing of this Information Statement to our stockholders as required under Rule 14c-2 under the Exchange Act. The Company intends to apply to list its Common Stock on a national securities exchange. To enable the Company to meet and continue to satisfy certain listing requirements, including a closing bid price requirement, the Board has determined that it is in the Company's best interest to effect a reverse split of its Common Stock on a 1-for-2.28 basis, so that every 2.28 outstanding shares of the Company's Common Stock before the effective time of the stock split shall be reclassified and combined into one share of Common Stock after the stock split (the "Reverse Stock Split").

        The following description of the Charter Amendment is intended to be a summary only and is qualified in its entirety by the terms of the Charter Amendment attached to this Information Statement as Exhibit C, which is incorporated herein by reference.

Reasons for the Reverse Stock Split

        The Board approved the Reverse Stock Split in order to increase the per share value of the Common Stock, with the primary intent of facilitating the listing of the Common Stock on a national securities exchange. The Company's management believes that the per share trading price of the Common Stock may affect the acceptability of an investment in such stock to certain institutional investors, professional investors and other members of the investing public.

Principal Effects of the Reverse Stock Split

        The principal effects of the Reverse Stock Split will be that (i) the number of shares of Common Stock issued and outstanding will be reduced from 879,370 shares as of the Charter Record Date to approximately 385,688 shares (subject to the elimination of fractional shares), (ii) the Conversion Price for each series of preferred stock, in each case as defined in our certificate of incorporation currently in effect, will be accordingly adjusted to be equal to 2.28 times the applicable Conversion Price before the Reverse Stock Split, (iii) all outstanding options and warrants entitling the holders thereof to purchase shares of Common Stock will, after the effectiveness of the Reverse Stock Split, enable such holders to purchase, upon exercise of their options and warrants, the number of shares equal to the result obtained by dividing the number of shares of Common Stock which such holders would have been able to purchase upon exercise of their options and warrants immediately preceding the Reverse Stock Split by 2.28, at an exercise price equal to the result obtained by multiplying the exercise price specified before the Reverse Stock Split by 2.28, resulting in the same aggregate price being required to be paid upon exercise thereof immediately preceding the Reverse Stock Split and (iv) the number of shares authorized for issuance pursuant to each of our equity compensation plans (including the shares being authorized pursuant to the Plan Amendment described in Action 3) will be reduced to approximately 44% of the number of shares currently included in each such plan.

        Upon the effectiveness of the Reverse Stock Split, each holder of Common Stock will own a reduced number of shares of Common Stock and each holder of the Company's preferred stock will hold the same number of shares of preferred stock, but those shares of preferred stock will be convertible into a reduced number of shares of Common Stock. The Reverse Stock Split will affect all of the Company's stockholders uniformly and will not, in and of itself, affect any stockholder's percentage ownership interests in the Company, except for adjustments that may result from the treatment of fractional shares as described below. Proportionate voting rights and other rights and preferences of our stockholders will not be affected by the Reverse Stock Split, in and of itself.

        Each stockholder is urged to consult with such stockholder's tax advisor with respect to any potential tax consequences of the Reverse Stock Split.

Potential Anti-Takeover Effect

        Because the number of authorized shares of the Company's Common Stock and preferred stock will not be reduced proportionately, the Reverse Stock Split will increase the ability of the Board to issue authorized and unissued shares without further stockholder action. This could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of us. Similarly, the issuance of additional shares to certain persons aligned with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Despite these possible anti-takeover effects, the Board is not proposing the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device nor is the Reverse Stock Split being proposed in response to any effort of which the Company is aware to accumulate shares of its capital stock or obtain control of the Company.

Fractional Shares

        No fractional shares will be issued in connection with the Reverse Stock Split. Instead, the Company will pay cash for any fractional share resulting from the Reverse Stock Split in an amount equal to the fair value of such fractional shares, based on the fair market value of the applicable capital stock of the Company, as determined in good faith by the Board immediately prior to the Reverse Stock Split.

Effectiveness of the Reverse Stock Split

        The Reverse Stock Split will become effective on the date that the Company files the Charter Amendment with the Secretary of State of the State of Delaware. The filing of such amendment will be no earlier than the twentieth (20) calendar day after the date this Information Statement is first mailed to the Company's stockholders.

        The exact timing of the effectiveness of the Reserve Stock Split will be determined by the Board based upon its evaluation as to when and whether such action will be most advantageous to the Company and its stockholders, and the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split by not filing the Charter Amendment if, at any time prior to filing such Charter Amendment, the Board, in its sole discretion determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

        After the implementation of the Reverse Stock Split, a holder of Common Stock may, at his, her or its option, surrender his, her or its certificate(s) representing the shares of the Company's Common Stock (the "Old Certificates") to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the "New Certificates"). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. If Old Certificates are surrendered to the transfer agent, then such stockholder will then receive New Certificate(s) representing the number of whole shares of the Company's Common Stock of the same class and series, to which he, she or it is entitled as a result of the Reverse Stock Split. Until surrendered, the Company will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of shares, will automatically be exchanged for New Certificates. If an Old Certificate has restrictive legends on the back of the Old Certificate(s), the New Certificate(s) will be issued with the same restrictive legends that are on the back of the Old Certificate(s). New Certificates will not be issued in respect of any certificates representing shares of Preferred Stock.

        The Company expects that its transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. No service charges will be payable by holders of the Company's Common Stock in connection with the exchange of certificates. All of such expenses will be borne by the Company.

 ACTION 3—RESTATED CERTIFICATE OF INCORPORATION

Proposal and Background Information

        The Board adopted the Restated Certificate on February 19, 2014, and the holders of the requisite number of shares of our capital stock had consented, as of February 24, 2014, to the approval of the Restated Certificate to serve as the Company's certificate of incorporation from and after the closing of a firm commitment underwritten public offering of shares of the Company's Common Stock, effective as of the expiration of the 20-day period commencing on the date of mailing of this Information Statement to our stockholders as required under Rule 14c-2 under the Exchange Act. Among other things, the Restated Certificate (i) provides for the authorized capital stock of the Company to consist of two hundred million (200,000,000) shares of Common Stock and ten million (10,000,000) shares of preferred stock, (ii) authorizes the Board to establish the rights, preferences and restrictions on any unissued series of preferred stock, (iii) provides for a classified board of directors, (iv) requires that all stockholder action be taken by a vote of the stockholders at an annual or special meeting, (v) denies the right of stockholders to call a special meeting of stockholders, (vi) provides that the Delaware Court of Chancery be the sole and exclusive forum for various actions and proceedings identified therein, (vii) modifies certain other stockholder rights, (viii) limits the personal liability of directors to the Company and its stockholders and (ix) effects certain other changes, all as more specifically set forth in the Restated Certificate.

        The Restated Certificate includes several defensive provisions. These defensive measures could have the effect of rendering more difficult or discouraging a merger, tender offer or other takeover attempt that some, or a majority, of the Company's stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then current market price of such stock. The Company's management is not aware of any current effort to accumulate shares of the Company's Common Stock or to otherwise obtain control of the Company. Rather, the defensive provisions included in the Restated Certificate are being proposed at this time in order to protect the Company's and its stockholders' interests and preserve the long-term value of the Company.

        The following description of the Restated Certificate is intended to be a summary only and is qualified in its entirety by the terms of the Restated Certificate attached to this Information Statement as Exhibit D, which is incorporated herein by reference.

Summary

        Common Stock.    The Restated Certificate will provide that the holders of the Company's Common Stock will be entitled to one vote for each share on all matters voted on by stockholders, including elections of directors. However, because of the ability of the Board to designate shares of preferred stock, and to determine the rights of such shares of preferred stock, from time to time, the holders of Common Stock may in the future share voting power with any shares of any such series of preferred stock, which the Company may designate and issue. The Restated Certificate does not provide for cumulative voting in the election of directors.

        Subject to any preferential rights of any outstanding series of the Company's preferred stock created by the Board from time to time, the holders of Common Stock will be entitled to such dividends as may be declared from time to time by the Board from funds available therefor and upon liquidation will be entitled to receive pro rata all assets available for distribution to such holders. The holders of the Company's Common Stock will have no preemptive rights.

        The rights, preferences and privileges of holders of Common Stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of preferred stock which the Company may designate and issue in the future.

        Preferred Stock.    The Restated Certificate authorizes the Board to establish one or more series of the Company's preferred stock and to determine, with respect to any series of the Company's preferred stock the terms, rights, preferences and limitations of such series.

        The authorized shares of the Company's preferred stock, as well as shares of the Company's Common Stock, will be available for issuance without further action by the Company's stockholders, unless such action is required by applicable law or the rules of any stock exchange on which the Company's securities may be listed. If the approval of the Company's stockholders is not required for the issuance of shares of preferred stock or Common Stock, the Board may determine not to seek such stockholder approval.

        Although the Board has no intention at the present time of doing so, the Board could issue a series of preferred stock that could, depending on the terms of such series, impede the completion of a merger, tender offer or other takeover attempt. The Board will make any determination to issue such shares based on its judgment as to the best interests of the Company and its stockholders. The Board, in so acting, could issue a series of preferred stock having terms that could discourage an acquisition attempt through which an acquiror may be able to change the composition of the Board, including a tender offer or other transaction that some, or a majority, of the Company's stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then current market price of such stock.

        Bylaws.    The Restated Certificate provides that the Board will have the power to adopt, amend, alter or repeal the Company's bylaws. The stockholders may only adopt, amend, alter or repeal the Company's bylaws by the affirmative vote of the holders of at least two-thirds in voting power of the shares of capital stock of the Company entitled to vote thereon.

        Board of Directors.    The Restated Certificate provides that the number of the Company's directors will be established by the Board. The Company's directors will be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, one class to be originally elected for a term expiring at the first annual meeting of stockholders to be after the effectiveness of the Restated Certificate, another class to be originally elected for a term expiring at the second annual meeting of stockholders to be held after the effectiveness of the Restated Certificate and another class to be originally elected for a term expiring at the third annual meeting of stockholders to be held after the effectiveness of the Restated Certificate, with each director to hold office until his or her successor is duly elected and qualified. Commencing with the first annual meeting of stockholders to be held after the effectiveness of the Restated Certificate, directors elected to succeed directors whose terms then expire will be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until such person's successor is duly elected and qualified.

        The Restated Certificate provides that, except as otherwise provided for in a certificate of designations setting forth the rights of the holders of any series of the Company's preferred stock, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board resulting from death, resignation, removal or otherwise will be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board, and not by the stockholders. Any director elected in accordance with the preceding sentence will hold office for the remainder of the term and until such director's successor shall have been duly elected and qualified. Subject to the rights of holders of the Company's preferred stock, no director may be removed from office by the stockholders except for cause and only by the affirmative vote of the holders of at least two-thirds in voting power of the shares of capital stock of the Company entitled to vote thereon.

        These provisions would preclude a third party from removing incumbent directors and simultaneously gaining control of the Board by filling the vacancies created by removal with its own nominees. Under the classified board provisions described above, it would take at least two elections of directors for any individual or group to gain control of the Board. Accordingly, these provisions could discourage a third party from initiating a proxy contest, making a tender offer or otherwise attempting to gain control of the Company. These provisions apply to all elections of directors and not just to elections following a change of control. As a result, these provisions also have the effect of making it more difficult for stockholders to change a majority of the directors even if the only reason for the change may be the performance of the present directors.

        Special Meetings and Stockholder Action by Written Consent.    The Restated Certificate provides that any action required or permitted to be taken by the Company's stockholders must be affected at a duly called annual or special meeting of such stockholders and may not be affected by any consent in writing by such stockholders. Special meetings of the Company's stockholders for any purpose or purposes may be called only by the Board, the chairperson of the Board, the chief executive officer or the president, and any power of stockholders to call a special meeting is specifically denied. No business other than that stated in the notice shall be transacted at any special meeting.

        Limitation of Liability.    The Restated Certificate provides, consistent with the DGCL, that a director of the Company shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent the DGCL prohibits the elimination of limitation of liability of directors for breaches of fiduciary duty. Neither the amendment nor repeal of such provision will eliminate or reduce its effect in respect of any matter, cause of action, suit or claim arising or occurring prior to such amendment or repeal.

        Future Changes to Restated Certificate.    In the Restated Certificate the Company reserves the right to amend, alter, change or repeal any provision of the Restated Certificate as prescribed by law and the Restated Certificate. The Restated Certificate further provides that the affirmative vote of the holders of at least two-thirds in voting power of the capital stock of the Company entitled to vote thereon is required to amend provisions of the Restated Certificate relating to, among other things, (1) the adoption, amendment, alteration or repeal of the Company's bylaws, (2) the number, election and term of the Company's directors, (3) the nomination of director candidates and the proposal of business by stockholders, (4) the filling of vacancies on the Board, (5) the removal of directors, (6) action by written consent of stockholders, (7) calling of special meetings, and (8) the selection of the Court of Chancery of the State of Delaware as the exclusive forum for certain legal actions.

        Forum Selection Provision.    The Restated Certificate of the Company provides that the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of fiduciary duty owed by, or other wrongdoing by, any director, officer, employee or agent of the Company to the Company or the Company's stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL or the Restated Certificate of the Company, (d) any action to interpret, apply, enforce or determine the validity of the Restated Certificate of the Company or (e) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants.

Reasons for the Restated Certificate

        The Company believes the Restated Certificate will allow it to more effectively raise additional capital needed for the development of our business, attract and retain qualified candidates to serve as directors, officers and employees of the Company, and otherwise serve the Company and its stockholders' best interests.

Effectiveness of Restated Certificate

        The Restated Certificate will become effective upon filing with the Secretary of State of the State of Delaware. The Company intends to file the Restated Certificate with the Secretary of State of the State of Delaware following the expiration of 20 days after the mailing of this Information Statement to our stockholders as required under Rule 14c-2 under the Exchange Act but not before earlier to occur of (i) the closing of a firm commitment underwritten public offering of shares of the Company's Common Stock that occurs before June 30, 2014 and (ii) the date on which the Company's Common Stock becomes listed on a national securities exchange after June 30, 2014.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding beneficial ownership of our capital stock as of February 28, 2014 by: (i) each person known by the Company to be the beneficial owner calculated in accordance with Rule 13d-3(d)(1) promulgated under the Exchange Act of more than 5% of the outstanding shares of Common Stock; (ii) each director and named executive officer of the Company; and (iii) all officers and directors as a group. Unless otherwise stated in the table or its footnotes, the person and entities listed below have the sole voting power and investment power with respect to the shares set forth next to one's name. Unless otherwise noted, the address of each stockholder below is c/o Radius Health, Inc., 201 Broadway, 6th Floor, Cambridge, MA 02139.

	Shares Beneficially Owned		Title of Class	Percentage of Class(1)(a)	Percentage of Converted Common Stock(1)(b)
Robert Ward (Chief Executive Officer, President and Director)	97,199	(2)	Common Stock	10.0%
			Converted Common Stock		0.2%
B. Nicholas Harvey (Senior Vice President, Chief Financial Officer, Treasurer and Secretary)	233,432	(3)	Common Stock	21.6%
			Converted Common Stock		0.5%
Andrew J. Fromkin	—	(4)	Common Stock	0.0%
			Converted Common Stock		0.0%
Louis Brenner	197,662	(5)	Common Stock	18.4%
			Converted Common Stock		0.4%
Gary Hattersley (Senior Vice President, Preclinical Development)	101,213	(6)	Common Stock	10.3%
			Converted Common Stock		0.2%
Michael S. Wyzga	956,250	(7)	Common Stock	52.1%
			Converted Common Stock		2.1%
C. Richard Lyttle, Ph.D.	746,983	(8)	Common Stock	47.9%
			Converted Common Stock		1.6%
Ansbert K. Gadicke, M.D. (Director)	11,194,983	(9)	Common Stock	92.7%
	162,813	(10)	Series B Preferred Stock	23.2%
	384,261	(11)	Series A-1 Preferred Stock	40.9%
	402,115	(12)	Series A-2 Preferred Stock	40.9%
	53,331	(13)	Series A-3 Preferred Stock	37.5%
			Converted Common Stock		24.6%
Alan H. Auerbach (Director)	256,666	(14)	Common Stock	22.6%
			Converted Common Stock		0.6%
Kurt C. Graves (Director)	235,278	(15)	Common Stock	21.1%
			Converted Common Stock		0.5%
Owen Hughes (Director)	—	(16)	Common Stock	0.0%
			Converted Common Stock		0.0%
Morana Jovan-Embiricos, Ph.D. (Director)	8,303,476	(17)	Common Stock	90.4%
	338,651		Series B-2 Preferred Stock	81.3%
	325,627		Series B Preferred Stock	46.4%
			Converted Common Stock		18.3%

	Shares Beneficially Owned		Title of Class	Percentage of Class(1)(a)	Percentage of Converted Common Stock(1)(b)
Martin Münchbach, Ph.D. (Director)	2,628,969	(18)	Common Stock	74.9%
	12,211	(19)	Series B-2 Preferred Stock	2.9%
	32,563	(20)	Series B Preferred Stock	4.6%
	84,536	(21)	Series A-1 Preferred Stock	9.0%
	105,162	(22)	Series A-2 Preferred Stock	10.7%
			Converted Common Stock		5.8%
Elizabeth Stoner, M.D. (Director)	55,000	(23)	Common Stock	5.9%
			Converted Common Stock		0.1%
Entities affiliated with MPM Capital	11,194,983	(24)	Common Stock	92.7%
200 Clarendon St., 54th Fl.	162,813	(25)	Series B Preferred Stock	23.2%
Boston, MA 02116	384,261	(26)	Series A-1 Preferred Stock	40.9%
	402,115	(27)	Series A-2 Preferred Stock	40.9%
	53,331	(28)	Series A-3 Preferred Stock	37.5%
			Converted Common Stock		24.6%
The Wellcome Trust Limited as trustee of The Wellcome Trust	3,129,509	(29)	Common Stock	78.1%
215 Euston Road	76,566	(30)	Series A-1 Preferred Stock	8.1%
London NW1 2BE	210,325		Series A-2 Preferred Stock	21.4%
England			Converted Common Stock		6.9%
Entities affiliated with F2 Bioscience	8,303,476	(31)	Common Stock	90.4%
Ugland House	338,651		Series B-2 Preferred Stock	81.3%
South Church Street	325,627		Series B Preferred Stock	46.4%
P.O. Box 309			Converted Common Stock		18.3%
George Town KYI-1104
Grand Cayman, Cayman Islands
HealthCare Ventures VII, L.P.	2,492,702	(32)	Common Stock	75.8%
47 Thorndike Street	58,953	(33)	Series A-1 Preferred Stock	6.3%
Suite B1-1	98,278		Series A-2 Preferred Stock	10.0%
Cambridge, MA 02141	63,663		Series A-3 Preferred Stock	44.8%
			Converted Common Stock		5.5%
Entities affiliated with Saints Capital	2,023,311	(34)	Common Stock	70.1%
475 Sansome Street	49,127	(35)	Series A-1 Preferred Stock	5.2%
Suite 1850	109,718	(36)	Series A-2 Preferred Stock	11.2%
San Francisco, CA 94111	25,233	(37)	Series A-3 Preferred	17.7%
			Converted Common Stock		4.4%
BB Biotech Ventures II, L.P.	2,628,969	(38)	Common Stock	74.9%
Traflagar Court	12,211		Series B-2 Preferred Stock	2.9%
Les Banques	32,563		Series B Preferred Stock	4.6%
St. Peter Port	84,536	(39)	Series A-1 Preferred Stock	9.0%
Guernsey	105,162		Series A-2 Preferred Stock	10.7%
Channel Islands			Converted Common Stock		5.8%
GY1 3QL
Entities affiliated with Oxford Bioscience Partners	1,472,093	(40)	Common Stock	62.6%
222 Berkley Street	109,718	(41)	Series A-2 Preferred Stock	11.2%
Suite 1650	25,233	(42)	Series A-3 Preferred Stock	17.7%
Boston, MA 02116			Converted Common Stock		3.2%
Healthcare Private Equity Limited Partnership	834,511	(43)	Common Stock	48.7%
Edinburgh One	20,416		Series A-1 Preferred Stock	2.2%
Morrison Street	56,086		Series A-2 Preferred Stock	5.7%
Edinburgh EH3 8BE			Converted Common		1.8%
U.K.

	Shares Beneficially Owned		Title of Class	Percentage of Class(1)(a)	Percentage of Converted Common Stock(1)(b)
Brookside Capital Partners Fund, L.P.	2,357,352	(44)	Common Stock	72.8%
c/o Bain Capital, LLC	81,407		Series B Preferred Stock	11.6%
John Hancock Tower	122,820		Series A-1 Preferred Stock	13.1%
200 Clarendon Street			Converted Common Stock		5.2%
Boston, MA 02116
Biotech Growth N.V.	3,374,927	(45)	Common Stock	79.3%
Asset Management BAB N.V.	65,125		Series B-2 Preferred Stock	15.6%
Ara Hill Top Building,	97,688		Series B Preferred Stock	13.9%
Unit A-5	122,820		Series A-1 Preferred Stock	13.1%
Pletterijweg Oost 1			Converted Common Stock		7.4%
Curaçao, Dutch Caribbean
Ipsen Pharma SAS	188,998	(46)	Common Stock	17.7%
65, quai Georges Gorse	17,326		Series A-1 Preferred Stock	1.8%
92100 Boulogne Billancourt			Converted Common Stock		0.4%
France
Stavros C. Manolagas	91,040		Common Stock	10.4%
35 River Ridge Circle			Converted Common Stock		0.2%
Little Rock, AR 72227
Nordic Bioscience	5,025,540	(47)	Common Stock	85.1%
Herlev Hovedgade 207	6,443		Series A-5 Preferred Stock	100.0%
2730 Herlev	496,111		Series A-6 Preferred Stock	100.0%
Denmark			Converted Common Stock		11.0%
General Electric Capital Corporation	66,977	(48)	Common Stock	7.1%
	6,140		Series A-1 Preferred Stock	0.7%
			Converted Common Stock		0.1%
Oxford Finance LLC	66,977	(49)	Common Stock	7.1%
133 N. Fairfax Street	6,140		Series A-1 Preferred Stock	0.7%
Alexandria, VA 22314			Converted Common Stock		0.1%
Louis O'Dea	193,087		Common Stock	22.0%
566 Main Street			Converted Common Stock		0.4%
Hingham, MA 02043
Michael Rosenblatt	44,803		Common Stock	5.1%
130 Lake Ave			Converted Common Stock		0.1%
Newton, MA 02459
John Katzenellenbogen Trust	56,065	(50)	Common Stock	6.4%
704 West Pennsylvania Avenue			Converted Common Stock		0.1%
Urbana, Illinois 61801
Chris Miller	63,853		Common Stock	7.3%
11 Edgar Walker Court			Converted Common Stock		0.1%
Hingham, MA 02043
John Thomas Potts, Jr.	92,281	(51)	Common Stock	10.2%
Massachusetts General Hospital			Converted Common Stock		0.2%
149 13th Street, MC 1494005
Charlestown, MA 02129-2000

	Shares Beneficially Owned		Title of Class	Percentage of Class(1)(a)	Percentage of Converted Common Stock(1)(b)
Raymond F. Schinazi	70,672	(52)	Common Stock	7.4%
1860 Montreal Road	1,628		Series B-2 Preferred Stock	0.4%
Tucker, GA 30084	1,067		Series B Preferred Stock	0.2%
	1,487		Series A-1 Preferred Stock	0.2%
	1.524		Series A-2 Preferred Stock	0.2%
	414		Series A-4 Preferred Stock	10.4%
			Converted Common Stock		0.2%
All Officers and Directors as a group (13 individuals)	23,106,216		Common Stock	96.5%
			Converted Common Stock		50.8%

(1)(a)	Because shares of preferred stock vote together with Common Stock on an as-converted basis the percentages of beneficial ownership reported in this column do not reflect the beneficial owner's fully-diluted voting percentage of our outstanding capital stock. See Note (1)(b). Because each stockholder of the Company is a party to certain agreements with the other stockholders of the Company, which agreements contain, among other things, certain voting agreements and limitations on the sale of their shares of Common Stock, each stockholder of the Company may be deemed to be a member of a "group," within the meaning of Section 13(d)(3) of the Exchange Act. The percentages of beneficial ownership presented in this column are calculated in accordance with Rule 13d-3(d)(1) promulgated under the Exchange Act, excluding in the case of each beneficial owner, the shares held by any other beneficial owner, as to which each beneficial owner disclaims beneficial ownership.
(1)(b)
A more accurate reflection of each beneficial owner's fully-diluted voting percentage is their percentage of the preferred stock and the Common Stock voting together as a single class, assuming the conversion of all issued and outstanding shares of preferred stock and the exercise of all outstanding stock options and warrants exercisable within 60 days after February 28, 2014 (the "Converted Common Stock"). For purposes of this calculation, the Company has assumed that each share of the series B-2 convertible preferred stock converts into ten shares of Common Stock. In order to provide accurate disclosure of the relevant beneficial ownership percentage of each beneficial owner included in this table we have set forth each such beneficial owner's fully-diluted ownership percentage (calculated in accordance with Rule 13d-3 of the Exchange Act) of the Converted Common Stock in this column. See Note (1)(a).
(2)
Consists of 97,199 options to purchase our Common Stock anticipated to be exercisable within 60 days after February 28, 2014.

(3)
Includes 203,432 options to purchase our Common Stock anticipated to be exercisable within 60 days after February 28, 2014 and 30,000 shares of our Common Stock.

(4)
No options to purchase our Common Stock are anticipated to be exercisable within 60 days after February 28, 2014.

(5)
Consists of 197,662 options to purchase our Common Stock anticipated to be exercisable within 60 days after February 28, 2014.

(6)
Consists of 101,213 options to purchase our Common Stock anticipated to be exercisable within 60 days after February 28, 2014.

(7)
Consists of 956,250 options to purchase our Common Stock anticipated to be exercisable within 60 days after February 28, 2014.

(8)
Includes 680,317 options to purchase our Common Stock anticipated to be exercisable within 60 days after February 28, 2014 and 66,666 shares of our Common Stock, held by the Cecil Richard Lyttle Grantor Retained Annuity Trust. Mr. Lyttle is a trustee of the Cecil Richard Lyttle Grantor Retained Annuity Trust and may be deemed to beneficially own these securities. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on January 27, 2012.

(9)
Includes 89,688 shares of Common Stock issuable upon conversion of 8,222 shares of Company Series A-1 Preferred Stock, 133,016 shares of Common Stock issuable upon conversion of 12,194 shares of Company Series A-2 Preferred Stock, 32,561 shares of Common Stock issuable upon conversion of 2,985 shares of Company Series A-3 Preferred Stock issued to MPM BioVentures III, L.P. ("BV III"), in the Merger (as defined below), 74,984 shares of Common Stock issuable upon conversion of 6,874 shares of Company Series A-1 Preferred Stock issued to BV III at subsequent closings of the Company's Series A-1 Preferred Stock financing, 51,030 shares of Common Stock issuable upon conversion of 5,103 shares of Company Series B Preferred Stock, and 12,758 shares of Common Stock issuable upon the exercise of common stock warrants; 1,333,983 shares of Common Stock issuable upon conversion of 122,290 shares of Company Series A-1

  Preferred Stock, 1,978,383 shares of Common Stock issuable upon conversion of 181,364 shares of Company Series A-2 Preferred Stock, and 484,276 shares of Common Stock issuable upon conversion of 44,395 shares of Company Series A-3 Preferred Stock issued to MPM BioVentures III-QP, L.P. ("BV III QP"), in the Merger, 1,115,249 shares of Common Stock issuable upon conversion of 102,238 shares of Company Series A-1 Preferred Stock issued to BV III QP at subsequent closings of the Company's Series A-1 Preferred Stock financing, 758,990 shares of Common Stock issuable upon conversion of 75,899 share of Company Series B Preferred Stock, and 189,748 shares of Common Stock issuable upon the exercise of common stock warrants; 112,738 shares of Common Stock issuable upon conversion of 10,335 shares of Company Series A-1 Preferred Stock, 167,192 shares of Common Stock issuable upon conversion of 15,327 shares of Company Series A-2 Preferred Stock, and 40,928 shares of Common Stock issuable upon conversion of 3,752 shares of Company Series A-3 Preferred Stock issued to MPM BioVentures III GmbH & Co. Beteiligungs K.G. ("BV III KG"), in the Merger, 94,248 shares of Common Stock issuable upon conversion of 8,640 shares of Company Series A-1 Preferred Stock issued to BV III KG at subsequent closings of the Company's Series A-1 Preferred Stock financing, 64,140 shares of Common Stock issuable upon conversion of 6,414 shares of Company Series B Preferred Stock, and 16,035 shares of Common Stock issuable upon the exercise of common stock warrants; 40,284 shares of Common Stock issuable upon conversion of 3,693 shares of Company Series A-1 Preferred Stock, 59,745 shares of Common Stock issuable upon conversion of 5,477 shares of Company Series A-2 Preferred Stock, and 14,617 shares of Common Stock issuable upon conversion of 1,340 shares of Company Series A-3 Preferred Stock issued to MPM BioVentures III Parallel Fund, L.P. ("BV III PF"), in the Merger, 33,663 shares of Common Stock issuable upon conversion of 3,086, shares of Company Series A-1 Preferred Stock issued to BV III PF at subsequent closings of the Company's Series A-1 Preferred Stock financing, 22,910 shares of Common Stock issuable upon the conversion of 2,291 shares of Company Series B Preferred Stock, and 5,728 shares of Common Stock issuable upon the exercise of common stock warrants; 25,830 shares of Common Stock issuable upon conversion of 2,368 shares of Company Series A-1 Preferred Stock, 38,299 shares of Common Stock issuable upon conversion of 3,511 shares of Company Series A-2 Preferred Stock, and 9,370 shares of Common Stock issuable upon conversion of 859 shares of Company Series A-3 Preferred Stock issued to MPM Asset Management Investors 2003 BVIII LLC ("AM LLC") in the Merger, 21,577 shares of Common Stock issuable upon conversion of 1,978, shares of Company Series A-1 Preferred Stock issued to AM LLC at subsequent closings of the Company's Series A-1 Preferred Stock financing, 14,680 shares of Common Stock issuable upon the conversion of 1,468 shares of Company Series B Preferred Stock, and 3,670 shares of Common Stock issuable upon the exercise of common stock warrants; 589,062 shares of Common Stock issuable upon conversion of 54,001 shares of Company Series A-1 Preferred Stock, and 2,009,778 shares of Common Stock issuable upon conversion of 184,242 shares of Company Series A-2 Preferred Stock issued to MPM Bio IV NVS Strategic Fund, L.P. ("MPM NVS") in the Merger, 660,348 shares of Common Stock issuable upon conversion of 60,536, shares of Company Series A-1 Preferred Stock issued to MPM NVS at subsequent closings of the Company's Series A-1 Preferred Stock financing, 716,380 shares of Common Stock issuable upon the conversion of 71,638 shares of Company Series B Preferred Stock, and 179,095 shares of Common Stock issuable upon the exercise of common stock warrants. MPM BioVentures III GP, L.P. ("BV III LP") and MPM BioVentures III LLC ("BV3LLC") are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. MPM BioVentures IV GP LLC ("BV IV GP") and MPM BioVentures IV LLC ("BV4LLC") are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members of BV3LLC share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, Todd Foley, John Vander Vort, James Paul Scopa and Vaughn M. Kailian are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Each entity mentioned above and Dr. Gadicke disclaim beneficial ownership of all shares not held by it or him of record. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on May 7, 2013.

(10)
Includes of shares 5,103 of Company Series B Preferred Stock issued to BV III; 75,899 shares of Company Series B Preferred Stock issued to BV III QP; 6,414 shares of Company Series B Preferred Stock issued to BV III KG; 2,291 shares of Company Series B Preferred Stock issued to BV III PF; and 1,468 shares of Company Series B Preferred Stock issued to AM LLC; and 71,638 shares of Company Series B Preferred Stock issued to MPM NVS. BV III LP and BV3LLC, are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. BV IV GP and BV4LLC are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, Todd Foley, John Vander Vort, James Paul Scopa and Vaughn M. Kailian are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Each entity mentioned above and Dr. Gadicke disclaim beneficial ownership of all shares not held by it or him of record. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on May 7, 2013.

(11)
Includes of 8,222 shares of Company Series A-1 Preferred Stock issued to BV III in the Merger, and 6,874 shares of Company Series A-1 Preferred Stock issued to BV III at subsequent closings of the Company's Series A-1 Preferred Stock financing; 122,290 shares of Company Series A-1 Preferred Stock issued to BV III QP in the Merger, and 102,238 shares of Company Series A-1 Preferred Stock issued to BV III QP at subsequent closings of the Company's Series A-1 Preferred Stock financing; 10,335 shares of Company Series A-1 Preferred Stock issued to BV III KG in the Merger, and 8,640 shares of Company Series A-1 Preferred Stock issued to BV III KG at subsequent closings of the Company's Series A-1 Preferred Stock financing; 3,693 shares of Company Series A-1 Preferred Stock issued to BV III PF in the Merger, and 3,086 shares of Company Series A-1 Preferred Stock issued to BV III PF at subsequent closings of the Company's Series A-1 Preferred Stock financing; 2,368 shares of Company Series A-1 Preferred Stock, issued to AM LLC in the Merger, and 1,978 shares of Company Series A-1 Preferred Stock issued to AM LLC at subsequent closings of the Company's Series A-1 Preferred Stock financing; and 54,001 shares of Company Series A-1 Preferred Stock issued to MPM NVS in the Merger, and 60,536 shares of Company Series A-1 Preferred Stock issued to MPM NVS at subsequent closings of the Company's Series A-1 Preferred Stock financing. BV III LP and BV3LLC, are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. BV IV GP and BV4LLC are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, Todd Foley, John Vander Vort, James Paul Scopa and Vaughn M. Kailian are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Each entity mentioned above and Dr. Gadicke disclaim beneficial ownership of all shares not held by it or him of record. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on May 7, 2013.

(12)
Includes 12,194 shares of Company Series A-2 Preferred Stock issued BV III in the Merger; 181,364 shares of Company Series A-2 Preferred Stock issued to BV III QP in the Merger, 15,327 shares of Company Series A-2 Preferred Stock issued BV III KG in the Merger; 5,477 shares of Company Series A-2 Preferred Stock issued to BV III PF in the Merger; 3,511 shares of Company Series A-2 Preferred Stock issued to AM LLC in the Merger; and 184,242 shares of Company Series A-2 Preferred Stock issued to MPM NVS in the Merger. BV III LP and BV3LLC, are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. BV IV GP and BV4LLC are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, Todd Foley, John Vander Vort, James Paul Scopa and Vaughn M. Kailian are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Each entity mentioned above and Dr. Gadicke disclaim beneficial ownership of all shares not held by it or him of record. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on May 7, 2013.

(13)
Includes 2,985 shares of Company Series A-3 Preferred Stock issued to BV III in the Merger; 44,395 shares of Company Series A-3 Preferred Stock issued BV III QP, in the Merger; 3,752 shares of Company Series A-3 Preferred Stock issued to BV III KG, in the Merger; 1,340 shares of Company Series A-3 Preferred Stock issued to BV III PF, in the Merger; and 859 shares of Company Series A-3 Preferred Stock issued to AM LLC in the Merger. BV III LP and BV3LLC, are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. BV IV GP and BV4LLC are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, Todd Foley, John Vander Vort, James Paul Scopa and Vaughn M. Kailian are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Each entity mentioned above and Dr. Gadicke disclaim beneficial ownership of all shares not held by it or him of record. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on May 7, 2013.

(14)
Consists of 256,666 options to purchase our Common Stock anticipated to be exercisable within 60 days after February 28, 2014.

(15)
Consists of 235,278 options to purchase our Common Stock anticipated to be exercisable within 60 days after February 28, 2014.

(16)
No options to purchase our Common Stock have been granted to Mr. Hughes.

(17)
Includes 3,386,510 shares of Common Stock issuable upon conversion of 338,651 shares of Company Series B-2 Preferred Stock, 3,256,270 shares of Common Stock issuable upon conversion of 325,627 shares of Company Series B Preferred Stock, and 1,660,696 shares of Common Stock issuable upon the exercise of common stock warrants. Morana Jovan-Embiricos is the Director of F2 Capital Ltd, which is Investment Adviser to F2 Bioscience III L.P, F2 Bioscience IV L.P. and F2 Bio Ventures V L.P. (collectively "F2"). F2 Bioscience GP Ltd is the General Partner of F2 Bioscience III L.P.. F2 Bioscience IV GP Ltd is the General Partner of F2 Bioscience IV L.P.. The members of F2 Bioscience GP Ltd and F2 Bioscience IV GP Ltd are Katherine Priestley and Globeways Holdings Limited. The beneficial owner of Globeways Holdings Limited is Dr Morana Jovan-Embiricos. F2 Bio Ventures GP Ltd is General Partner of F2 Bio Ventures V L.P.. The sole member of F2 Bio Ventures GP Ltd is Globeways Holdings Limited (beneficially owned by Dr Morana Jovan-Embiricos). All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. F2 Capital Limited provides investment advisory services to F2. Beneficial ownership information is based on information known to us and the Schedule 13D filings filed with the SEC on March 5, 2014.

(18)
Includes 122,110 shares of Common Stock issuable upon conversion of 12,211 shares of Company Series B-2 Preferred Stock, and 325,630 shares of Common Stock issuable upon the conversion of 32,563 shares of Company Series B Preferred Stock issued to BB Biotech Ventures II L.P. ("BBBV LP"); 475,561 shares of Common Stock issuable upon conversion of 43,596 shares of Company Series A-1 Preferred Stock (the "BBBV LP A-1 Preferred Stock"), and 1,147,144 shares of Common Stock issuable upon conversion of 105,162 shares of Company Series A-2 Preferred Stock (together with the BBBV LP A-1 Preferred Stock the "BBBV LP Shares") issued to BBBV LP in the Merger, 446,588 shares issuable upon conversion of 40,940 shares of Company Series A-1 Preferred Stock issued to BBBV LP at subsequent closings of the Company's Series A-1 Preferred Stock financing, and 111,936 shares of Common Stock issuable upon the exercise of common stock warrants. BB Biotech Ventures GP (Guernsey) Limited ("BBBV Limited") is the General Partner of BBBV LP. Jan Bootsma, Pascal Mahieux, and Ben Morgan are the directors of BBBV Limited. Dr. Münchbach, the Senior Investment Advisor Private Equity at Bellevue Asset Management AG, advises Asset Management BAB N.V. ("AMB NV") who, pursuant to a services agreement with BAM AG, advises the directors of BBBV Limited mentioned above. Jan Bootsma, Pascal Mahieux and Ben Morgan share all voting and investment power over the BBBV LP shares. Each of the foregoing, except BBBV LP in the case of the BBBV LP Shares, disclaims beneficial ownership of the BBBV LP Shares except to the extent of their pecuniary interest therein, if any. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on March 5, 2014.

(19)
Includes 12,211 shares of Company Series B-2 Preferred Stock issued to BBBV LP. Voting and investment power with respect to these shares is shared by the general partners of this fund. BBBV Limited is the General Partner of BBBV LP. Jan Bootsma, Pascal Mahieux and Ben Morgan are the directors of BBBV Limited. Dr. Münchbach, the Senior Investment Advisor Private Equity at Bellevue Asset Management AG, advises Asset Management BAB N.V. ("AMB NV") who, pursuant to a services agreement with BAM AG, advises the directors of BBBV Limited mentioned above. Jan Bootsma, Pascal Mahieux and Ben Morgan share all voting and investment power over the BBBV LP shares. Each of the foregoing, except BBBV LP in the case of the BBBV LP Shares, disclaims beneficial ownership of the BBBV LP Shares except to the extent of their pecuniary interest therein, if any. Beneficial ownership information is based on the information known to us and a Schedule 13D filed with the SEC on March 5, 2014.

(20)
Includes 32,563 shares of Company Series B Preferred Stock issued to BBBV LP. Voting and investment power with respect to these shares is shared by the general partners of this fund. BBBV Limited is the General Partner of BBBV LP. Jan Bootsma, Pascal Mahieux and Ben Morgan are the directors of BBBV Limited. Dr. Münchbach, the Senior Investment Advisor Private Equity at Bellevue Asset Management AG, advises Asset Management BAB N.V. ("AMB NV") who, pursuant to a services agreement with BAM AG, advises the directors of BBBV Limited mentioned above. Jan Bootsma, Pascal Mahieux and Ben Morgan share all voting and investment power over the BBBV LP shares. Each of the foregoing, except BBBV LP in the case of the BBBV LP Shares, disclaims beneficial ownership of the BBBV LP Shares except to the extent of their pecuniary interest therein, if any. Beneficial ownership information is based on the information known to us and a Schedule 13D filed with the SEC on March 5, 2014.

(21)
Includes 43,596 shares of Company Series A-1 Preferred Stock issued to BBBV LP in the Merger, and 40,940 shares of Company Series A-1 Preferred Stock issued to BBBV LP at subsequent closings of the Company's Series A-1 Preferred Stock financing. Voting and investment power with respect to these shares is shared by the general partners of this fund. BBBV Limited is the General Partner of BBBV LP. Jan Bootsma, Pascal Mahieux and Ben Morgan are the directors of BBBV Limited. Dr. Münchbach, the Senior Investment Advisor Private Equity at Bellevue Asset Management AG, advises Asset Management BAB N.V. ("AMB NV") who, pursuant to a services agreement with BAM AG, advises the directors of BBBV Limited mentioned above. Jan Bootsma, Pascal Mahieux and Ben Morgan share all voting and investment power over the BBBV LP shares. Each of the foregoing, except BBBV LP in the case of the BBBV LP Shares, disclaims beneficial ownership of the BBBV LP Shares except to the extent of their pecuniary interest therein, if any. Beneficial ownership information is based on the information known to us and a Schedule 13D filed with the SEC on March 5, 2014.

(22)
Includes 105,162 shares of Company Series A-2 Preferred Stock issued to BBBV LP in the Merger. Voting and investment power with respect to these shares is shared by the general partners of this fund. BBBV Limited is the General Partner of BBBV LP. Jan Bootsma, Pascal Mahieux and Ben Morgan are the directors of BBBV Limited. Dr. Münchbach, the Senior Investment Advisor Private Equity at Bellevue Asset Management AG, advises Asset Management BAB N.V. ("AMB NV") who, pursuant to a services agreement with BAM AG, advises the directors of BBBV Limited mentioned above. Jan Bootsma, Pascal Mahieux and Ben Morgan share all voting and investment power over the BBBV LP shares. Each of the foregoing, except BBBV LP in the case of the BBBV LP Shares, disclaims beneficial ownership of the BBBV LP Shares except to the extent of their pecuniary interest therein, if any. Beneficial ownership information is based on the information known to us and a Schedule 13D filed with the SEC on March 5, 2014.

(23)
Consists of 55,000 options to purchase our Common Stock anticipated to be exercisable within 60 days after February 28, 2014.

(24)
Includes 89,688 shares of Common Stock issuable upon conversion of 8,222 shares of Company Series A-1 Preferred Stock, 133,016 shares of Common Stock issuable upon conversion of 12,194 shares of Company Series A-2 Preferred Stock, 32,561 shares of Common Stock issuable upon conversion of 2,985 shares of Company Series A-3 Preferred Stock issued to MPM BioVentures III, L.P. ("BV III"), in the Merger (as defined below), 74,984 shares of Common Stock issuable upon conversion of 6,874 shares of Company Series A-1 Preferred Stock issued to BV III at subsequent closings of the Company's Series A-1 Preferred Stock financing, 51,030 shares of Common Stock issuable upon conversion of 5,103 shares of Company Series B Preferred Stock, and 12,758 shares of Common Stock issuable upon the exercise of common stock warrants; 1,333,983 shares of Common Stock issuable upon conversion of 122,290 shares of Company Series A-1 Preferred Stock, 1,978,383 shares of Common Stock issuable upon conversion of 181,364 shares of Company Series A-2 Preferred Stock, and 484,276 shares of Common Stock issuable upon conversion of 44,395 shares of Company Series A-3 Preferred Stock issued to MPM BioVentures III-QP, L.P. ("BV III QP"), in the Merger, 1,115,249 shares of Common Stock issuable upon conversion of 102,238 shares of Company Series A-1 Preferred Stock issued to BV III QP at subsequent closings of the Company's Series A-1 Preferred Stock financing, 758,990 shares of Common Stock issuable upon conversion of 75,899 share of Company Series B Preferred Stock, and 189,748 shares of Common Stock issuable upon the exercise of common stock warrants; 112,738 shares of Common Stock issuable upon conversion of 10,335 shares of Company Series A-1 Preferred Stock, 167,192 shares of Common Stock issuable upon conversion of 15,327 shares of Company Series A-2 Preferred Stock, and 40,928 shares of Common Stock issuable upon conversion of 3,752 shares of Company Series A-3 Preferred Stock issued to MPM BioVentures III GmbH & Co. Beteiligungs K.G. ("BV III KG"), in the Merger, 94,248 shares of Common Stock issuable upon conversion of 8,640 shares of Company Series A-1 Preferred Stock issued to BV III KG at subsequent closings of the Company's Series A-1 Preferred Stock financing, 64,140 shares of Common Stock issuable upon conversion of 6,414 shares of Company Series B Preferred Stock, and 16,035 shares of Common Stock issuable upon the exercise of common stock warrants; 40,284 shares of Common Stock issuable upon conversion of 3,693 shares of Company Series A-1 Preferred Stock, 59,745 shares of Common Stock issuable upon conversion of 5,477 shares of Company Series A-2 Preferred Stock, and 14,617 shares of Common Stock issuable upon conversion of 1,340 shares of Company Series A-3 Preferred Stock issued to MPM BioVentures III Parallel Fund, L.P. ("BV III PF"), in the Merger, 33,663 shares of Common Stock issuable upon conversion of 3,086, shares of Company Series A-1 Preferred Stock issued to BV III PF at subsequent closings of the Company's Series A-1 Preferred Stock financing, 22,910 shares of Common Stock issuable upon the conversion of 2,291 shares of Company Series B Preferred Stock, and 5,728 shares of Common Stock issuable upon the exercise of common stock warrants; 25,830 shares of Common Stock issuable upon conversion of 2,368 shares of Company Series A-1 Preferred Stock, 38,299 shares of Common Stock issuable upon conversion of 3,511 shares of Company Series A-2 Preferred Stock, and 9,370 shares of Common Stock issuable upon conversion of 859 shares of Company Series A-3 Preferred Stock issued to MPM Asset Management Investors 2003 BVIII LLC ("AM LLC") in the Merger, 21,577 shares of Common Stock issuable upon conversion of 1,978, shares of Company Series A-1 Preferred Stock issued to AM LLC at subsequent closings of the Company's Series A-1 Preferred Stock financing, 14,680 shares of Common Stock issuable upon the conversion of 1,468 shares of Company Series B Preferred Stock, and 3,670 shares of Common Stock issuable upon the exercise of common stock warrants; 589,062 shares of Common Stock issuable upon conversion of 54,001 shares of Company Series A-1 Preferred Stock, and 2,009,778 shares of Common Stock issuable upon conversion of 184,242 shares of Company Series A-2 Preferred Stock issued to MPM Bio IV NVS Strategic Fund, L.P. ("MPM NVS") in the Merger, 660,348 shares of Common Stock issuable upon conversion of 60,536, shares of Company Series A-1 Preferred Stock issued to MPM NVS at subsequent closings of the Company's Series A-1 Preferred Stock financing, 716,380 shares of Common Stock issuable upon the conversion of 71,638 shares of Company Series B Preferred Stock, and 179,095 shares of Common Stock issuable upon the exercise of common stock warrants. MPM BioVentures III GP, L.P. ("BV III LP") and MPM BioVentures III LLC ("BV3LLC") are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. MPM BioVentures IV GP LLC ("BV IV GP") and MPM BioVentures IV LLC ("BV4LLC") are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos,

  Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members of BV3LLC share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, Todd Foley, John Vander Vort, James Paul Scopa and Vaughn M. Kailian are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Each entity mentioned above and Dr. Gadicke disclaim beneficial ownership of all shares not held by it or him of record. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on May 7, 2013.

(25)
Includes 5,103 of Company Series B Preferred Stock issued to BV III; 75,899 shares of Company Series B Preferred Stock issued to BV III QP; 6,414 shares of Company Series B Preferred Stock issued to BV III KG; 2,291 shares of Company Series B Preferred Stock issued to BV III PF; and 1,468 shares of Company Series B Preferred Stock issued to AM LLC; and 71,638 shares of Company Series B Preferred Stock issued to MPM NVS. BV III LP and BV3LLC, are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. BV IV GP and BV4LLC are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, Todd Foley, John Vander Vort, James Paul Scopa and Vaughn M. Kailian are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Each entity mentioned above and Dr. Gadicke disclaim beneficial ownership of all shares not held by it or him of record. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on May 7, 2013.

(26)
Includes of 8,222 shares of Company Series A-1 Preferred Stock issued to BV III in the Merger, and 6,874 shares of Company Series A-1 Preferred Stock issued to BV III at subsequent closings of the Company's Series A-1 Preferred Stock financing; 122,290 shares of Company Series A-1 Preferred Stock issued to BV III QP in the Merger, and 102,238 shares of Company Series A-1 Preferred Stock issued to BV III QP at subsequent closings of the Company's Series A-1 Preferred Stock financing; 10,335 shares of Company Series A-1 Preferred Stock issued to BV III KG in the Merger, and 8,640 shares of Company Series A-1 Preferred Stock issued to BV III KG at subsequent closings of the Company's Series A-1 Preferred Stock financing; 3,693 shares of Company Series A-1 Preferred Stock issued to BV III PF in the Merger, and 3,086 shares of Company Series A-1 Preferred Stock issued to BV III PF at subsequent closings of the Company's Series A-1 Preferred Stock financing; 2,368 shares of Company Series A-1 Preferred Stock, issued to AM LLC in the Merger, and 1,978 shares of Company Series A-1 Preferred Stock issued to AM LLC at subsequent closings of the Company's Series A-1 Preferred Stock financing; and 54,001 shares of Company Series A-1 Preferred Stock issued to MPM NVS in the Merger, and 60,536 shares of Company Series A-1 Preferred Stock issued to MPM NVS at subsequent closings of the Company's Series A-1 Preferred Stock financing. Voting and investment power is shared with Dr. Gadicke and the other general partners of these funds. BV III LP and BV3LLC, are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. BV IV GP and BV4LLC are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, Todd Foley, John Vander Vort, James Paul Scopa and Vaughn M. Kailian are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on May 7, 2013.

(27)
Includes 12,194 shares of Company Series A-2 Preferred Stock issued to BV III in the Merger; 181,364 shares of Company Series A-2 Preferred Stock issued to BV III QP, in the Merger 15,327 shares of Company Series A-2 Preferred Stock issued to BV III KG in the Merger; 5,477 shares of Company Series A-2 Preferred Stock issued to BV III PF, in the Merger; 3,511 shares of Company Series A-2 Preferred Stock issued to AM LLC in the Merger; and 184,242 shares of Company Series A-2 Preferred Stock issued to MPM NVS in the Merger. All voting and investment power is shared with Dr. Gadicke and the other general partners of these funds. BV III LP and BV3LLC, are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. BV IV GP and BV4LLC are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the

  Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, Todd Foley, John Vander Vort, James Paul Scopa and Vaughn M. Kailian are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on May 7, 2013.

(28)
Includes 2,985 shares of Company Series A-3 Preferred Stock issued to BV III in the Merger; 44,395 shares of Company Series A-3 Preferred Stock issued to BV III QP in the Merger; 3,752 shares of Company Series A-3 Preferred Stock issued to BV III KG, in the Merger; 1,340 shares of Company Series A-3 Preferred Stock issued BV III PF, in the Merger; and 859 shares of Company Series A-3 Preferred Stock issued to AM LLC in the Merger. All voting and investment power is shared with Dr. Gadicke and the other general partners of these funds. BV III LP and BV3LLC, are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. BV IV GP and BV4LLC are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, Todd Foley, John Vander Vort, James Paul Scopa and Vaughn M. Kailian are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on May 7, 2013.

(29)
Includes 278,403 shares of Common Stock issuable upon conversion of 25,522 shares of Company Series A-1 Preferred Stock, and 2,294,300 shares of Common Stock issuable upon conversion of 210,325 shares of Company Series A-2 Preferred Stock issued to The Wellcome Trust Limited as trustee of The Wellcome Trust in the Merger, and 556,806 shares of Common Stock issuable upon conversion of 51,044 shares of Company Series A-1 Preferred Stock issued to The Wellcome Trust Limited as trustee of The Wellcome Trust at subsequent closings of the Company's Series A-1 Preferred Stock financing. Responsibility for the activities of the Wellcome Trust lies with the Board of Governors of The Wellcome Trust Limited, which is comprised of William Castell, Kay Davies, Peter Davies, Christopher Fairburn, Richard Hynes, Anne Johnson, Roderick Kent, Eliza Manningham-Buller, Peter Rigby and Peter Smith. The Board of Governors share all voting and investment power with respect to the shares held by The Wellcome Trust Limited as trustee of the Wellcome Trust. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on December 23, 2011.

(30)
Responsibility for the activities of the Wellcome Trust lies with the Board of Governors of The Wellcome Trust Limited, which is comprised of William Castell, Kay Davies, Peter Davies, Christopher Fairburn, Richard Hynes, Anne Johnson, Roderick Kent, Eliza Manningham-Buller, Peter Rigby and Peter Smith. The Board of Governors share all voting and investment power with respect to the shares held by The Wellcome Trust Limited as trustee of the Wellcome Trust. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on December 23, 2011.

(31)
Includes 2,279,380 shares of common stock issuable upon conversion of 227,938 shares of Company Series B-2 Preferred Stock and 569,845 shares of common stock issuable upon the exercise of common stock warrants issued to F2 Bioscience IV, L.P., 1,107,130 shares of common stock issuable upon conversion of 110,713 shares of Company Series B-2 Preferred Stock and 276,783 shares of common stock issuable upon the exercise of common stock warrants issued to F2 Bio Ventures V, L.P., and 3,256,270 shares of common stock issuable upon conversion of 325,627 shares of Company Series B Preferred Stock and 814,068 shares of common stock issuable upon the exercise of common stock warrants issued to F2 Bioscience III, L.P. Morana Jovan-Embiricos is the Director of F2 Capital Ltd, which is Investment Adviser to F2 Bioscience III L.P, F2 Bioscience IV, L.P. and F2 Bio Ventures V, L.P. (collectively "F2"). F2 Bioscience GP Ltd is the General Partner of F2 Bioscience III L.P. F2 Bioscience IV GP Ltd is the General Partner of F2 Bioscience IV L.P. The members of F2 Bioscience GP Ltd and F2 Bioscience IV GP Ltd are Katherine Priestley and Globeways Holdings Limited. The beneficial owner of Globeways Holdings Limited is Dr. Morana Jovan-Embiricos. F2 Bio Ventures GP Ltd is General Partner of F2 Bio Ventures V L.P.. The sole member of F2 Bio Ventures GP Ltd is Globeways Holdings Limited (beneficially owned by Dr. Morana Jovan-Embiricos). All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. F2 Capital Limited provides investment advisory services to F2. Beneficial ownership information is based on information known to us and the Schedule 13D filings filed with the SEC on March 5, 2014.

(32)
Includes 83,113 shares of Common Stock and 214,360 shares of Common Stock issuable upon conversion of 19,651 shares of Company Series A-1 Preferred Stock, 1,072,052 shares of Common Stock issuable upon conversion of 98,278 shares of Company Series A-2 Preferred Stock, 694,459 shares of Common Stock issuable upon conversion of 63,663 shares of Company Series A-3 Preferred Stock issued to HealthCare Ventures VII, L.P. ("HCVVII") in the Merger, and 428,720 shares of Common Stock issuable upon conversion of 39,302 shares of Company Series A-1 Preferred Stock issued to

  HCVVII at subsequent closings of the Company's Series A-1 Preferred Stock financing. HealthCare Partners VII, L.P. ("HCPVII") is the General Partner of HCVVII. The General Partners of HCPVII are James H. Cavanaugh, Ph.D., Harold R. Werner, John W. Littlechild, Christopher Mirabelli, Ph.D., and Augustine Lawlor. The General Partners of HCPVII share all voting and investment power on behalf of HCPVII. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on January 3, 2012.

(33)
HealthCare Partners VII, L.P. ("HCPVII") is the General Partner of HCVVII. The General Partners of HCPVII are James H. Cavanaugh, Ph.D., Harold R. Werner, John W. Littlechild, Christopher Mirabelli, Ph.D., and Augustine Lawlor. The General Partners of HCPVII share all voting and investment power on behalf of HCPVII. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on January 3, 2012.

(34)
Includes: (i) 15,173 shares of Common Stock (the "OBP IV Common Shares") held directly by OBP IV; (ii) 1,988,069 shares of Common Stock (the "OBP IV Conversion Shares" and, together with the OBP IV Common Shares, the "OBP IV Saints Shares") issuable to OBP IV upon the conversion of 48,641 shares of Company Series A-1 Preferred Stock held directly by OBP IV, 108,628 shares of Company Series A-2 Preferred Stock held directly by OBP IV and 24,983 shares of Company Series A-3 Preferred Stock held directly by OBP IV; (iii) 151 shares of Common Stock (the "mRNA II Common Shares") held directly by mRNA II; (iv) 19,918 shares of Common Stock (the "mRNA II Conversion Shares" and, together with the mRNA II Common Shares, the "mRNA Saints II Shares") issuable to mRNA II upon the conversion of 486 shares of Company Series A-1 Preferred Stock held directly by mRNA II, 1,090 shares of Company Series A-2 Preferred Stock held directly by mRNA II and 250 shares of Company Series A-3 Preferred Stock held directly by mRNA II. The OBP IV Saints Shares and the mRNA Saints II Shares are referred to herein as the "Saints Shares." The Saints Shares are indirectly held by Saints LP, a member of OBP IV and Saints LLC, the sole general partner of Saints LP, and the individual managers of Saints LLC. The individual managers of Saints LLC are Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer. The individual managers of Saints LLC share all voting and investment power on behalf of Saints LLC. Additionally, other than with respect to the Common Stock issuable upon the conversion of the 48,641 shares of Company Series A-1 Preferred Stock held directly by OBP IV and the 486 shares of Company Series A-1 Preferred Stock held directly by mRNA II, the Saints Shares are indirectly held by OBP LP, a member of OBP IV. The mRNA II Shares are indirectly held by mRNA LP, a member of mRNA II. The Saints Shares are indirectly held by (i) OBP Management IV, the sole general partner of each of OBP LP and mRNA LP and (ii) Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV. Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV, share all voting and investment power on behalf of OBP Management IV. Each of the entities and individuals mentioned above disclaim beneficial ownership within the meaning of Section 16 of the Exchange Act or otherwise of such portion of the Saints Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011.

(35)
Includes: 48,641 shares of Company Series A-1 Preferred Stock held directly by OBP IV (the "OBP IV A-1 Shares"), and 486 shares of Company Series A-1 Preferred Stock held directly by mRNA II (together with the OBP IV A-1 Shares, the "Saints A-1 Shares"). The Saints A-1 Shares are indirectly held by Saints LP, a member of OBP IV and mRNA II, Saints LLC, the sole general partner of Saints LP, and the individual managers of Saints LLC. The individual managers of Saints LLC are Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer. The individual managers of Saints LLC share all voting and investment power on behalf of Saints LLC. Each entity mentioned above and Messrs. Halsted, Quinlivan and Sawyer disclaim beneficial ownership within the meaning of Section 16 of the Exchange Act or otherwise of such portion of the Saints A-1 Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011.

(36)
Includes: 108,628 shares of Company Series A-2 Preferred Stock held directly by OBP IV (the "OBP IV A-2 Shares") and 1,090 shares of Company Series A-2 Preferred Stock held directly by mRNA II (together with the OBP IV A-2 Shares, the "Saints A-2 Shares"). The Saints A-2 Shares are indirectly held by OBP Management IV, the sole general partner of each of OBP LP and mRNA LP; Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV; Saints LP, a member of OBP IV and mRNA II; Saints LLC, the sole general partner of Saints LP; and Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC. Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV, share all voting and investment power on behalf of OBP Management IV. Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC share all voting and investment power on behalf of Saints LLC. Each of the entities and individuals mentioned above disclaim beneficial ownership within the meaning of Section 16 of the Exchange Act or otherwise of such portion of the Saints A-2 Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011.

(37)
Includes: 24,983 shares of Company Series A-3 Preferred Stock held directly by OBP IV (the "OBP IV A-3 Shares"); and 250 shares of Company Series A-3 Preferred Stock held directly by mRNA II (together with the OBP IV A-3 Shares, the "Saints A-3 Shares"). The Saints A-3 Shares are indirectly held by OBP Management IV, the sole general partner of each of OBP LP and mRNA LP; Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV; Saints LP, a member of OBP IV and mRNA II; Saints LLC, the sole general partner of Saints LP; and Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC. Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV, share all voting and investment power on behalf of OBP Management IV. Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC share all voting and investment power on behalf of Saints LLC. Each of the entities and individuals mentioned above disclaim beneficial ownership within the meaning of Section 16 of the Exchange Act or otherwise of such portion of the Saints A-3 Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011.

(38)
Includes 122,110 shares of Common Stock issuable upon conversion of 12,211 shares of Company Series B-2 Preferred Stock, and 325,630 shares of Common Stock issuable upon the conversion of 32,563 shares of Company Series B Preferred Stock issued to BB Biotech Ventures II L.P. ("BBBV LP"); 475,561 shares of Common Stock issuable upon conversion of 43,596 shares of Company Series A-1 Preferred Stock (the "BBBV LP A-1 Preferred Stock"), and 1,147,144 shares of Common Stock issuable upon conversion of 105,162 shares of Company Series A-2 Preferred Stock (together with the BBBV LP A-1 Preferred Stock the "BBBV LP Shares") issued to BBBV LP in the Merger, 446,588 shares issuable upon conversion of 40,940 shares of Company Series A-1 Preferred Stock issued to BBBV LP at subsequent closings of the Company's Series A-1 Preferred Stock financing, and 111,936 shares of Common Stock issuable upon the exercise of common stock warrants. BB Biotech Ventures GP (Guernsey) Limited ("BBBV Limited") is the General Partner of BBBV LP. Jan Bootsma, Pascal Mahieux, and Ben Morgan are the directors of BBBV Limited. Dr. Münchbach, the Senior Investment Advisor Private Equity at Bellevue Asset Management AG, advises Asset Management BAB N.V. ("AMB NV") who, pursuant to a services agreement with BAM AG, advises the directors of BBBV Limited mentioned above. Jan Bootsma, Pascal Mahieux and Ben Morgan share all voting and investment power over the BBBV LP shares. Each of the foregoing, except BBBV LP in the case of the BBBV LP Shares, disclaims beneficial ownership of the BBBV LP Shares except to the extent of their pecuniary interest therein, if any. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on March 5, 2014.

(39)
BB Biotech Ventures GP (Guernsey) Limited ("BBBV Limited") is the General Partner of BBBV LP. Jan Bootsma, Pascal Mahieux, and Ben Morgan are the directors of BBB Limited and share all investment and voting power with respect to these shares. Additionally, Martin Münchbach, the Senior Investment Advisor Private Equity at Bellevue Asset Management AG, advises Asset Management BAB N.V. ("AMB NV") who, pursuant to a services agreement with BAM AG, advises the directors of BBBV Limited, may be deemed to have voting and investment control over the shares held by BBBV LP given such advisory role. Each of the foregoing, except BBBV LP in the case of the BBBV LP Shares, disclaims beneficial ownership of the BBBV LP Shares except to the extent of their pecuniary interest therein, if any. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on March 5, 2014.

(40)
Includes the OBP IV Shares and the mRNA II Shares. The OBP IV Shares are indirectly held by OBP LP, a member of OBP IV. The mRNA II Shares are indirectly held by mRNA LP, a member of mRNA II. The Oxford Shares are indirectly held by OBP Management IV, the sole general partner of each of OBP LP and mRNA LP; Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV; Saints LP, a member of OBP IV and mRNA II; Saints LLC, the sole general partner of Saints LP; and Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC. Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV, share all voting and investment power on behalf of OBP Management IV. Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC share all voting and investment power on behalf of Saints LLC. Each of the entities and individuals mentioned above disclaim beneficial ownership within the meaning of Section 16 of the Exchange Act or otherwise of such portion of the OBP IV Shares and mRNA Fund II Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011.

(41)
Includes: 108,628 shares of Company Series A-2 Preferred Stock held directly by OBP IV and 1,090 shares of Company Series A-2 Preferred Stock held directly by mRNA II. The Oxford A-2 Shares are indirectly held by OBP Management IV, the sole general partner of each of OBP LP and mRNA LP; Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV; Saints LP, a member of OBP IV and mRNA II; Saints LLC, the sole general partner of Saints LP; and Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC. Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV, share all voting and investment power on behalf of OBP Management IV. Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC share all voting and investment power on behalf of Saints LLC. Each of the entities and individuals mentioned above disclaim beneficial ownership within the meaning of Section 16 of the Exchange Act or otherwise of such portion of the Saints A-2 Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011.

(42)
Includes: 24,983 shares of Company Series A-3 Preferred Stock held directly by OBP IV and 250 shares of Company Series A-3 Preferred Stock held directly by mRNA II. The Oxford A-3 Shares are indirectly held by OBP Management IV, the sole general partner of each of OBP LP and mRNA LP; Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV; Saints LP, a member of OBP IV and mRNA II; Saints LLC, the sole general partner of Saints LP; and Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, as the individual managers of Saints Capital Granite, LLC. Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV, share all voting and investment power on behalf of OBP Management IV. Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC share all voting and investment power on behalf of Saints LLC. Each of the entities and individuals mentioned above disclaim beneficial ownership within the meaning of Section 16 of the Exchange Act or otherwise of such portion of the Saints A-2 Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011.

(43)
Includes 222,705 shares of Common Stock issuable upon conversion of 20,416 shares of Company Series A-1 Preferred Stock, and 611,806 shares of Common Stock issuable upon conversion of 56,086 shares of Company Series A-2 Preferred Stock. Healthcare Private Equity Limited Partnership ("HPELP") is a limited partnership which has one general partner, Waverley Healthcare Private Equity Limited ("Waverley GP") and one limited partner, Scottish Widows plc. As general partner, Waverley GP has authority under the HPELP limited partnership agreement ("LPA") to conduct and manage the business of HPELP. Andrew November and Archie Struthers are the directors of Waverly GP and share all of the voting and investment power over the shares held by HPELP. The controlling shareholder of Waverley GP is SWIP Group Limited. The ultimate controlling entity of SWIP Group Limited is Lloyds Banking Group plc, a public listed company with many shareholders. The board of directors of Lloyds Banking Group plc consists of nine non-executive directors (Sir Winifried Bischoff, Lord Leitch, Anita Frew, Glen Moreno, David Roberts, T Timothy Ryan Jnr, Martin Scicluna and Anthony Watson) and three executive directors (Antonito Horta-Osorio, G Truett Tate and Tim Tookey). The Chairman (Sir Winifried Bischoff) is responsible for leadership of the board. The Group Chief executive (Antonio Horto-Osorio) is responsible for the day to day management of the business of Lloyds Banking Group plc, in accordance with the strategy and long term objectives approved by the board. The nine non-executive directors and three executive directors of Lloyds Banking Group plc do not have any sole or shared voting or investment power with respect to the shares held by HPELP. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on May 9, 2013.

(44)
Includes 814,070 shares of Common Stock issuable upon conversion of 81,407 shares of Company Series B Preferred Stock, 1,339,764 shares of Common Stock issuable upon conversion of 122,820 shares of Company Series A-1 Preferred Stock, and 203,518 shares of Common Stock issuable upon the exercise of common stock warrants. Brookside Capital Investors, L.P. ("Brookside Investors") is the sole general partner of Brookside Capital Partners Fund, L.P. ("Partners Fund"). Brookside Capital Management, LLC is the sole general partner of Brookside Investors. The control persons of Brookside Capital Management are Executive Committee members: Dewey J. Awad, Domenic J. Ferrante, Matthew V. McPherron, William E. Pappendick IV and John M. Toussaint. The Executive Committee members share all voting and investment power on behalf of Brookside Capital Management, LLC. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on February 28, 2014.

(45)
Includes 651,250 shares of Common Stock issuable upon conversion of 65,125 shares of Company Series B-2 Preferred Stock, 976,880 shares of Common Stock issuable upon conversion of 97,688 shares of Company Series B Preferred Stock, 1,339,764 shares of Common Stock issuable upon conversion of 122,820 shares of Company Series A-1 Preferred Stock, and 407,033 shares of Common Stock issuable upon the exercise of common stock warrants. Biotech Growth N.V. ("Biotech Growth") is a wholly-owned subsidiary of BB Biotech AG ("BB Biotech"). The directors and executive officers of BB Biotech are Dr. Erich Hunziker, Chairman and Director; Dr. Clive Meanwell, Vice Chairman and Director; and Prof. Dr. Dr. Klaus Strein, Director. The directors and executive officers of Biotech Growth are Dr. Clive Meanwell, Statutory Director; Rudy Leblanc, Statutory Director; and Hugo Jan van Neutegem, Statutory Director. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 3, 2013. The directors and executive officers of BB Biotech and Biotech Growth share all voting and investment power with respect to these shares.

(46)
Includes 188,998 shares of Common Stock issuable upon conversion of 17,326 shares of Company Series A-1 Preferred Stock. Ipsen Pharma SAS ("Ipsen Pharma") is a société par actions simplifiée organized under the laws of France and is a wholly-owned subsidiary of Ipsen S.A. ("Ipsen"), a société anonyme organized under the laws of France. Ipsen's majority shareholder is Mayroy, a société anonyme organized under the laws of Luxembourg. The directors and executive officers of Ipsen Pharma are Christophe Jean, Director; Claude Bertrand, Director; Etienne De Blois, Director; Philippe Robert-Gorsse, Director; Eric Drape, Director; Claire Giraut, Director; Jean Fabre, Director; Jean-Pierre Dubuc, Director; Didier Veron, Director; and Marc De Garidel, President. The directors of Ipsen are Marc De Garidel, Director and Chief Executive Officer; Anne Beaufour, Director; Henri Beaufour, Director; Hervé Couffin, Director; Antoine Flochel, Director; Gérard Hauser, Director; Pierre Martinet, Director; René Merkt, Director; Yves Rambaud, Director; Klaus- Peter Schwabe, Director and Christophe Vérot, Director. The executive officers of Ipsen are Claire Giraut, Etienne de

  Blois, Christophe Jean, Claude Bertrand, and Eric Drape. The directors of Mayroy are Anne Beaufour, Antoine Flochel, Beech Tree SA, Bee Master B.V. Holding BV, Henri Beaufour, Klaus Peter Schwabe, and Jean-Pierre Diehl. The directors and officers of Ipsen, Mayroy and Ipsen Pharma share all voting and investment powers with respect to these shares. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on June 23, 2011.

(47)
Includes 64,430 shares of Common Stock issuable upon conversion of 6,443 shares of Company Series A-5 Preferred Stock and 4,961,110 shares of Common Stock issuable upon conversion of 496,111 shares of Company Series A-6 Preferred Stock held by Nordic Bioscience Clinical Development VII A/S ("Nordic VII"). Nordic VII beneficially owns 9.6% of the Fully-Diluted Shares. Nordic VII is a wholly- owned subsidiary of Nordic Bioscience Clinical Development A/S ("Nordic A/S"). Nordic A/S is wholly-owned subsidiary of Nordic Bioscience Holding A/S ("Nordic Holding"). Nordic Holding is majority owned by C.C. Consulting A/S ("C.C. Consulting"). Claus Christiansen, MD, and Bente Riis Chrstiansen each own 50% of C.C. Consulting and share all voting and investment power with respect to these shares. The entities and individuals mentioned above disclaim beneficial ownership of the share except to the extent of their pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on January 6, 2014.

(48)
Consists of 66,977 shares of Common Stock, issuable upon conversion of Warrants to purchase 6,140 shares of Company Series A-1 Preferred Stock.

(49)
Consists of 66,977 shares of Common Stock, issuable upon conversion of Warrants to purchase 6,140 shares of Company Series A-1 Preferred Stock. Oxford Finance LLC is a single-member limited liability company, whose sole member is Oxford Holdco LLC. Under its limited liability company agreement, the business affairs and activities of Oxford Holdco LLC are directed by and controlled by its board of directors. The Oxford Holdco LLC board of directors is composed of three directors appointed by Sumitomo Corporation (Tetsu Egushi, Kentaro Hori and Rishi Gaind), three directors appointed by Welsh Carson Anderson & Stowe (Sean M. Traynor, Thomas A. Scully, and Chris W. Solomon) and J. Alden Philbrick, IV, the President and CEO of Oxford Finance LLC. By action of its sole member, Oxford Finance LLC has established a Credit Committee composed of its President and CEO, its Chief Operating Officer and its Senior Vice President, Credit and Portfolio. These positions are currently held by Mr. Philbrick, Timothy A. Lex and Hans S. Houser, respectively. The Oxford Finance LLC Credit Committee is authorized to make all decisions concerning the investments of Oxford Finance LLC including, without limitation, any sale or exercise of the warrants owned by it and, if exercised, any sale of the shares of our stock resulting from such exercise.

(50)
Includes (i) 15,627 shares of Common Stock held by Mr. Katzenellenbogen and (ii) 40,438 shares of Common Stock held by the John A. Katzenellenbogen Trust Under Agreement Dated August 2, 1999 (the "Katzenellenbogen Trust"). Mr. Katzenellenbogen is the trustee of the Katzenellenbogen Trust. The Katzenellenbogen Trust may be deemed to beneficially own the shares held by Mr. Katzenellenbogen. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on January 27, 2012.

(51)
Includes (i) 23,048 options to purchase our Common Stock anticipated to be exercisable within 60 days after February 28, 2014, (ii) 48,942 shares of Common Stock held by Dr. Potts and (iii) 20,291 shares of Common Stock held by the Dr. John Potts, Jr. and Susanne K. Potts Irrevocable Trust for Stephen K. Potts dated 6-15-05 (the "Potts Trust"). Dr. Potts is a trustee of the Potts Trust. Dr. Potts may be deemed to beneficially own the shares held by the Potts Trust. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on January 27, 2012.

(52)
Includes 16,280 shares of Common Stock issuable upon the conversion of 1,628 shares of Company Series B-2 Preferred Stock, 10,670 shares of Common Stock issuable upon the conversion of 1,067 shares of Company Series B Preferred Stock, 16,220 shares of Common Stock issuable upon the conversion of 1,487 shares of Company Series A-1 Preferred Stock, 16,624 shares of Common Stock issuable upon the conversion of 1,524 shares of Company Series A-2 Preferred Stock, 4,140 shares of Common Stock issuable upon the conversion of 414 shares of Company Series A-4 Preferred Stock, and 6,738 shares of Common Stock issuable upon the exercise of common stock warrants. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on March 5, 2014.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information on our equity compensation plans as of December 31, 2013:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,800,942	$3.09	3,266,560
Equity compensation plans not approved by security holders	—	—	—

Total	3,800,942	$3.09	3,266,560

EXECUTIVE COMPENSATION

2013 Summary Compensation Table

        The following table summarizes all compensation earned by our President and Chief Executive Officer and our two most highly compensated executive officers for the year ended December 31, 2013 (collectively, the named executive officers).

Name and Principal Position	Year	Salary ($)	Option Awards ($)(6)	Non-Equity Incentive Plan Compensation ($)(7)(8)	All Other Compensation ($)(9)	Total ($)
Robert E. Ward,	2013	18,750	—	—	—	18,750
President and Chief
Executive Officer(1)
C. Richard Lyttle,	2013	—	—	—	30,000	30,000
Former President and Chief	2012	190,165	—	64,961	30,714	285,840
Executive Officer(2)
Andrew J. Fromkin,	2013	28,409	4,974,166	—	18,015	5,020,590
Former President and Chief
Executive Officer(3)
Michael S. Wyzga,	2013	437,500	—	—	94,704	532,204
Former President and Chief	2012	500,000	—	150,000	1,032	651,032
Executive Officer(4)
Louis Brenner,	2013	330,000	—	—	240	330,240
Former Chief Medical Officer(5)	2012	330,000	—	99,000	300	429,300
B. Nicholas Harvey,	2013	296,159	—	—	1,305	297,464
Treasurer and Chief Financial	2012	296,159	—	59,232	1,305	356,696
Officer

(1)
Mr. Ward became our President and Chief Executive Officer on December 16, 2013.

(2)
Dr. Lyttle served as our interim President and Chief Executive Officer from November 26, 2013 to December 16, 2013. Dr. Lyttle also served as our Chief Scientific Officer from December 2011 to June 2012 and has served as the Chairman of our Scientific Advisory Board since February 2012.

(3)
Mr. Fromkin served as our President and Chief Executive Officer from November 12, 2013 to November 29, 2013.

(4)
Mr. Wyzga served as our President and Chief Executive Officer from December 5, 2011 to November 11, 2013.

(5)
Dr. Brenner served as our Senior Vice President and Chief Medical Officer from November 2011 to January 2, 2014.

(6)
The amount reported for Mr. Fromkin represents the aggregate grant date fair value of awards of stock options granted during the year computed in accordance with FASB ASC 718. Mr. Fromkin forfeited these awards upon his resignation on November 29, 2013.

(7)
Represents bonus amounts earned under our annual performance-based cash bonus program.

(8)
Bonus amounts earned for the year ended December 31, 2013 were not calculable as of the latest practical date prior to the preparation of this Information Statement. The Board intends to make final determinations with respect to the fiscal 2013 bonuses no later than June 30, 2014. In accordance with applicable SEC rules, we will disclose the bonus amounts when they have been determined.

(9)
Except for Mr. Wyzga, Dr. Lyttle and Mr. Fromkin in 2013, all amounts are attributable to life insurance premiums paid by us. The 2013 amount for Mr. Wyzga includes $860 attributable to life insurance premiums paid by us, $2,748 for medical and dental insurance premium reimbursements made in connection with his resignation as our employee and $91,096 in severance and accrued vacation payments made to Mr. Wyzga under the terms of his separation and release agreement. The 2013 amount for Dr. Lyttle represents fees earned due to Dr. Lyttle's service as the Chairman of our Scientific Advisory Board. The 2013 amount for Mr. Fromkin includes $18,000 for reimbursements of legal expenses incurred in the negotiation of his employment agreement.

Narrative Disclosure to Summary Compensation Table

        We do not currently have any formal policy for determining the compensation of executive officers. Base salaries for our named executive officers have been established through arm's-length negotiation at the time an executive was hired. The compensation committee of the Board annually reviews and evaluates, with input from our President and Chief Executive Officer, the need for adjustment of the base salaries of named executive officers based on changes and expected changes in the scope of an executive's responsibilities, including promotions, the individual contributions made by and performance of the executive during the prior fiscal year, the executive's performance over a period of years, overall labor market conditions, the relative ease or difficulty of replacing the executive with a well-qualified person, our overall growth and development as a company and general salary trends in our industry.

        Each named executive officer is eligible to receive an annual performance-based cash bonus, in an amount up to a fixed percentage of his base salary. At the beginning of each year, our compensation committee develops, with input from our President and Chief Executive Officer, a list of goals for the year that are used as a guideline to assess the annual performance of the named executive officers. As soon as practical after the year is completed, the Board reviews actual performance against the stated goals and determines subjectively what it believes to be the appropriate level of cash bonus, if any, for the named executive officers.

        Each of the named executive officers in office as of January 31, 2014 is an at-will employee and eligible for discretionary bonus and equity incentive awards with certain severance rights discussed further below. The named executive officers have the following target bonus percentages:

  •
  Mr. Ward—50%

  •
  Mr. Wyzga—50%

  •
  Dr. Brenner—30%

  •
  Mr. Harvey—30%

        Mr. Fromkin, Dr. Lyttle and Mr. Ward were not eligible to receive 2013 bonuses due to the short terms of employment with us during 2013.

        For 2013, each named executive officer, with the exception of Mr. Fromkin, Dr. Lyttle and Mr. Ward, had the opportunity to achieve a bonus equal to the named executive officer's respective target bonus (prorated for any partial year of employment) by achievement of individual performance goals, with the compensation committee reserving the right to award amounts in excess of target bonus on a discretionary basis. The individual goals for 2013 were of different weighted importance and included completion of certain financing and public offering objectives, completion of organizational objectives and the implementation and successful execution of various elements related to the preclinical studies and clinical trials for our products, including the Phase 3 study for our Abaloparatide-SC product. The compensation committee has not yet convened to consider each named executive officer's performance against the goals and determine the bonus amounts to be awarded for 2013. The Board intends to make final determinations with respect to the fiscal 2013 bonuses no later than June 30, 2014.

        In November 2013, we granted an option to purchase 2,427,133 shares of our Common Stock to Mr. Fromkin following his commencement of employment; which option was forfeited on November 29, 2013, upon Mr. Fromkin's resignation.

Employment, Severance and Change in Control Arrangements

Robert E. Ward

        On December 16, 2013, we entered into an employment agreement with Mr. Ward, pursuant to which Mr. Ward agreed to serve as our President and Chief Executive Officer effective December 16, 2013. The agreement provides for an initial base salary of $450,000 and the opportunity to earn an annual cash incentive award based on performance with a target value equal to 50% of Mr. Ward's annual base salary beginning in 2014. In addition, Mr. Ward will be eligible to have a one-time discretionary multiplier of up to 200% applied to his annual bonus, as determined by the Board, in the first year in which we consummate an initial public offering with gross proceeds of at least $50 million, which we refer to as a "qualified initial public offering", or a strategic partnership, collaboration or licensing transaction relating to our Abaloparatide-SC product that the Board determines in its discretion constitutes a significant transaction.

        Pursuant to the employment agreement, Mr. Ward is entitled to receive not later than the first meeting of our board of directors following the effective date of the employment agreement an award of a sign-on stock option for a number of shares of our Common Stock having an aggregate Black-Scholes value on the grant date equal to $160,000, which will vest as to 100% of the shares subject thereto on the 60th day following the grant date, subject to Mr. Ward's continued employment on such date. This option was granted to Mr. Ward on February 16, 2014.

        Mr. Ward's employment agreement also entitles him to receive not later than the first meeting of our board of directors following the effective date of the employment agreement an award of a stock option for the purchase of 1,810,262 shares of our Common Stock (the "Option"), which will vest as to 25% of the shares subject to the Option on the first anniversary of the effective date of the employment agreement, with the remaining shares vesting in substantially equal monthly installments over the following three years, subject to Mr. Ward's continued employment with us on the applicable vesting date. Notwithstanding the foregoing, in the event: (a) there is a qualified initial public offering during the first year of the employment term, (b) we submit a New Drug Application ("NDA") for abaloparatide with the Food and Drug Administration ("FDA") and the FDA accepts such application during the employment term, and/or (c) we obtain FDA approval for abaloparatide during the employment term, in each case, the Option will vest with respect to 25% of the shares subject to the Option, with such 25% portion taken pro rata from the unvested shares subject to the Option, and the remaining unvested shares will continue to vest as described in the previous sentence. In the event of a change in control during the employment term, 50% of the outstanding unvested shares subject to the Option as of the date of the change in control shall become fully vested. This option was granted to Mr. Ward on February 16, 2014.

        In the event Mr. Ward's employment is terminated by us without cause or due to Mr. Ward's resignation for good reason, then subject to his executing a general release of claims, Mr. Ward will be entitled to receive:

  •
  base salary continuation payments for 12 months;

  •
  payment of continued medical care premiums for up to 12 months;

  •
  any unpaid annual bonus for the year prior to the year in which his termination occurs, based upon actual performance and payable in a lump sum;

  •
  a pro-rata portion of his bonus for the performance year in which Mr. Ward's termination occurs, based on actual performance or, if the termination occurs on or before to the date upon which performance goals for the bonus are established, on Mr. Ward's target bonus, in either case, payable in a lump sum; and

  •
  25% of the shares subject to the Option granted to Mr. Ward will accelerate and Mr. Ward will have up to nine months following the termination of his employment or, if longer, up to six months following our initial public offering, to exercise the Option.

        If Mr. Ward's employment is terminated without cause or due to Mr. Ward's resignation for good reason within 24 months following a change in control, then subject to his executing a general release of claims, Mr. Ward will be entitled to receive the severance benefits described in the first three bullet points above (but with respect to the benefits described in bullets one and two above, for a period of 18 months rather than 12 months) and:

  •
  payment of his target annual bonus for the year in which termination occurs; and

  •
  accelerated vesting of all outstanding equity awards and up to nine months following the termination of his employment to exercise those awards.

C. Richard Lyttle

        On February 29, 2012, we entered into a consulting agreement with Dr. Lyttle, providing for the transition of Dr. Lyttle from our Chief Scientific Officer to the Chairman of our Scientific Advisory Board as an independent contractor, effective as of June 1, 2012. The consulting agreement provides for an annual fee of $30,000 and the continued vesting of Dr. Lyttle's outstanding options during the term of agreement.

        On November 26, 2013, we entered into a letter agreement with Dr. Lyttle pursuant to which Dr. Lyttle agreed to provide additional services as our interim President and Chief Executive Officer. As compensation for Dr. Lyttle's services as interim President and Chief Executive Officer, we agreed that if we terminate Dr. Lyttle's service relationship with us following the date of the letter agreement, each of the options to purchase shares of our common stock then held by Dr. Lyttle or by The Cecil Richard Lyttle 2012 Grantor Retained Annuity Trust will become vested and exercisable in full on the date of such termination. The letter agreement does not entitle Dr. Lyttle to receive any other compensation for his service as interim President and Chief Executive Officer. Dr. Lyttle resigned as our interim President and Chief Executive Officer on December 16, 2013 and received no payments in connection with his resignation. Dr. Lyttle continues to serve as the Chairman of our Scientific Advisory Board.

Andrew J. Fromkin

        On November 12, 2013, we entered into an employment agreement with Mr. Fromkin, pursuant to which Mr. Fromkin agreed to serve as our President and Chief Executive Officer effective

November 12, 2013. The agreement provided for an annual base salary of $500,000. Mr. Fromkin's employment with the Company terminated on November 29, 2013, and he was not entitled to any separation payments in connection with his termination of employment.

Michael S. Wyzga

        On December 1, 2011, we entered into an employment letter agreement with Mr. Wyzga pursuant to which Mr. Wyzga agreed to serve as our President and Chief Executive Officer effective December 1, 2011. The agreement provided for an annual base salary of $500,000 or such greater amount as is subsequently determined by our board of directors.

        On November 11, 2013, we entered into a Separation and Release Agreement with Mr. Wyzga. In addition, in connection with Mr. Wyzga's resignation on November 11, 2013, we also entered into a letter agreement with Mr. Wyzga, pursuant to which he agreed to provide transition advisory services to us for up to six months after his resignation.

        Pursuant to his separation agreement, Mr. Wyzga agreed to a general release of claims and we agreed to provide the severance payments contemplated by the terms of Mr. Wyzga's employment agreement, which include payments totaling $500,000 (an amount equal to Mr. Wyzga's annual base salary as of his resignation date) to be made over the 12-month period following his resignation date in accordance with our normal payroll procedures, and payment of continued medical care premiums necessary for Mr. Wyzga to continue to participate in our group medical plan during the same 12-month period. In addition, Mr. Wyzga is eligible to receive his full calendar year 2013 discretionary cash performance bonus under our bonus program based on a target bonus amount equal to 50% of his base salary, with the actual amount of any such bonus being determined on the basis of the attainment of the applicable performance metrics, as determined by our board of directors in its sole discretion. The option held by Mr. Wyzga to purchase shares of our common stock will continue to vest while Mr. Wyzga provides services to us during the advisory period (or for six months following his resignation date if we earlier terminate Mr. Wyzga's advisory services) and will remain exercisable for three months following expiration of this period.

Louis Brenner

        On November 9, 2011, we entered into a letter employment agreement with Dr. Brenner pursuant to which Dr. Brenner commenced employment on that date and agreed to serve as our Chief Medical Officer effective December 1, 2011. The letter agreement provides for an initial base salary of $330,000 and the opportunity to earn an annual cash incentive award based on performance with a target value equal to 30% of Dr. Brenner's annual base salary, prorated for any partial year of employment.

        Dr. Brenner resigned his employment with us on January 2, 2014. In connection with his resignation, we entered into a Separation and Release Agreement with Dr. Brenner. Pursuant to the agreement, Dr. Brenner agreed to a general release of claims and we agreed to provide the severance payments contemplated by the terms of Dr. Brenner's employment letter agreement, which included payments totaling $247,500 (an amount equal to nine months of Dr. Brenner's annual base salary as of his resignation date) to be made over the nine-month period following his resignation date in accordance with our normal payroll procedures, and payment of continued medical care premiums necessary for Dr. Brenner to continue to participate in our group medical plan during the same nine-month period.

B. Nicholas Harvey

        On November 15, 2006, we entered into an employment agreement with Mr. Harvey pursuant to which he agreed to serve as our Senior Vice President and Chief Financial Officer. The agreement provides for an initial base salary of $250,000 and the opportunity to earn an annual cash incentive award based on performance with a target value equal to 30% of Mr. Harvey's annual base salary.

        Mr. Harvey's agreement also provides that if his employment is terminated without cause or he resigns with good reason, he will receive six months' salary in severance payments, payable in accordance with the payroll practice then in effect, and the continuation of health insurance at no cost to him for six months and all options which would have vested in the six months following such termination shall become immediately exercisable. If our company is acquired, 50% of his then unvested options will become immediately vested and exercisable.

Transaction Bonus Plan

        We have adopted a 2013 Employee Bonus Plan, or the Bonus Plan, to encourage certain of our employees, including certain of our executive officers, to focus their attention and efforts on our financial and operational goals, with the purpose of compensating the employees at the time of, and in connection with, our sale to a third party. The Bonus Plan provides that upon the consummation of an "event of sale," as defined in our certificate of incorporation, each participating employee under the Bonus Plan who is then employed by us or was terminated without cause, died or was terminated due to disability within three months prior to the event of sale will receive a bonus payment from us equal to the employee's pro rata portion of a bonus pool amount equal to 6.5% of the total amount otherwise payable to all holders of shares of our capital stock in connection with the event of sale. The pro rata portion of the Bonus Pool payable to each participating employee is generally based on the employee's percentage of all shares of our common stock and securities convertible into shares of our common stock (other than preferred stock) held by all participating employees. Payments made to any participating employee under the Bonus Plan are made after deducting the aggregate value of all proceeds otherwise legally available for distribution to the employee as a result of the event of sale in respect of any shares of our common stock or securities convertible into shares of our common stock held by the employee at the time of the event of sale.

        The Bonus Plan will terminate upon the earliest to occur of (a) an underwritten public offering of our common stock, (b) the listing of our common stock for trading on a national securities exchange and (c) December 31, 2014, unless the termination date is extended with the unanimous approval of the Board. The terms and provisions of the Bonus Plan may be amended, and the Bonus Plan may be terminated, prior to an event of sale by the Board or a committee thereof, provided that the percentage used in calculating the aggregate bonus pool amount may only be increased with the unanimous approval of the Board.

Retirement Plans

        We maintain a defined contribution retirement plan which is tax-qualified under Section 401(k) of the Internal Revenue Code. The plan allows participants to defer a portion of their annual compensation, subject to certain limitations imposed by the Internal Revenue Code. Our named executive officers are eligible to participate in our 401(k) plan on the same basis as all employees generally. During 2013, we did not provide matching or profit sharing contributions to the plan for any employees.

Outstanding Equity Awards at 2013 Fiscal Year End

        The following table sets forth information regarding the outstanding equity awards held by our named executive officers as of December 31, 2013.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price	Option Expiration Date
Robert E. Ward	—	—		—		—	—
C. Richard Lyttle	108,332	—		—		$1.50	10/28/14
	91,845	—		—		$0.90	7/12/17
	202,672	—		—		$1.20	5/8/18
	86,376	—		—		$1.20	12/3/18
	156,346	121,601	(1)	—		$3.22	11/6/21
Andrew J. Fromkin	—	—		—		—	—
Michael S. Wyzga	765,000	765,000	(2)	—		$3.89	12/14/21
Louis Brenner	175,700	175,700	(3)	—		$3.89	12/14/21
	—	—		62,700	(4)	$3.89	12/14/21
B. Nicholas Harvey	53,389	—				$0.90	7/12/17
	63,335	—				$1.20	5/8/18
	26,992	—				$1.20	12/3/18
	48,859	37,999	(5)			$3.22	11/6/21

(1)
This stock option vested as to 6.25% of the underlying shares on October 1, 2011 and as to 6.25% of such shares on the first day of each calendar quarter thereafter. The option will vest in full if we terminate Dr. Lyttle's service relationship with us.

(2)
This stock option vested as to 25% of the underlying shares on December 5, 2012 and as to 6.25% of such shares on the first day of each calendar quarter thereafter. This option will continue to vest based upon the original vesting terms while Mr. Wyzga provides advisory services to us (or for six months following his resignation date if we earlier terminate Mr. Wyzga's advisory services) and will remain exercisable for three months following expiration of this period.

(3)
This stock option vested as to 25% of the underlying shares on November 9, 2012 and as to 6.25% of such shares on the first day of each calendar quarter thereafter.

(4)
This stock option vests, if at all, upon the date that the Board resolves that an NDA for our Abaloparatide-SC product has been submitted to the FDA on or prior to a specified date.

(5)
This stock option vests as to 6.25% of the underlying shares on October 1, 2011 and as to 6.25% of such shares on the first day of each calendar quarter thereafter.

2013 Director Compensation

        The following table summarizes the compensation earned by our non-employee directors during 2013. No director who is also an employee receives additional compensation for providing director services. Historically, we have not had any formal policy governing the compensation of directors, instead negotiating compensation for individual directors at the time they commence providing services. Mr. Graves, Mr. Hughes and Mr. Auerbach each receive an annual cash retainer of $7,500 and a meeting fee of $1,500 per board or committee meeting attended. None of our other directors receive cash compensation for providing director services to us.

Director Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)		Total ($)
Alan H. Auerbach(1)	7,500	—		7,500
Ansbert K. Gadicke, M.D.(2)	—	—		—
Kurt C. Graves(3)	15,000	—		15,000
Owen Hughes(4)	6,500	—		6,500
Morana Jovan-Embiricos, Ph.D.(5)	—	160,000	(8)	160,000
Martin Münchbach, Ph.D.(6)	—	—		—
Elizabeth Stoner, M.D.(7)	—	—		—

(1)
As of December 31, 2013, Mr. Auerbach held no stock awards and options to purchase 256,666 shares of our Common Stock.

(2)
As of December 31, 2013, Dr. Gadicke held no stock awards or option awards.

(3)
As of December 31, 2013, Mr. Graves held no stock awards and options to purchase 256,666 shares of our Common Stock.

(4)
As of December 31, 2013, Mr. Hughes held no stock awards or option awards.

(5)
As of December 31, 2013, Dr. Jovan-Embiricos held no stock awards or option awards.

(6)
As of December 31, 2013, Dr. Münchbach held no stock awards or option awards.

(7)
As of December 31, 2013, Dr. Stoner held no stock awards and options to purchase 60,000 shares of our Common Stock.

(8)
Represents consulting fees paid to Dr. Jovan-Embiricos in 2013. See "Consulting Agreement with Director" below for additional information.

        We have adopted a non-employee director compensation policy that will become effective upon the the closing of an initial public offering of our Common Stock. The policy provides for non-employee directors to receive an annual cash retainer of $25,000 plus one or more additional annual cash retainers ranging from $5,000 to $10,000 for service on a board committee, as well as grants of options to purchase 30,000 shares of our Common Stock upon commencing service with us (vesting over a four-year period) and 10,000 shares of our Common Stock annually thereafter (vesting within one year of grant).

Consulting Agreement with Director

        In July 2013, we entered into a consulting agreement with Dr. Jovan-Embiricos, under which she agreed to provide financial, strategic and other consulting services as we reasonably request through June 30, 2014 in exchange for an aggregate consulting fee of $160,000, of which $80,000 was paid in July 2013 and $80,000 was paid in October 2013. In January 2014, we entered into a consulting agreement, which we refer to as the Orbit Agreement, with Orbit Advisors Limited, or Orbit, and Dr. Jovan-Embiricos and terminated the July 2013 consulting agreement with Dr. Jovan-Embiricos. Pursuant to the Orbit Agreement, Orbit agreed to provide financial, strategic and other consulting services as we reasonably request in exchange for an aggregate consulting fee of $400,000, payable in four equal installments on January 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014. The Orbit Agreement contains customary provisions, applicable to both Orbit and Dr. Jovan-Embiricos as Orbit's representative under the Orbit Agreement, regarding the treatment of our confidential information and assignment of inventions, as well as an obligation of Orbit and Dr. Jovan-Embiricos to not solicit, during the term and for a period of one year thereafter, any person or entity engaged by us as an employee, customer or supplier of, or consultant or advisor to, us to terminate that party's relationship with us. On February 27, 2014, we entered into a letter agreement terminating the Orbit Agreement.

 DISSENTERS' RIGHTS OF APPRAISAL

        Under Delaware law, stockholders will not have any opportunity to dissent or appraisal rights in connection with the actions described in this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION
TO MATTERS TO BE ACTED UPON

        Other than as a potential participant under the 2011 Plan, the officers and directors of the Company do not have any substantial interest in the matters acted upon pursuant to the stockholder consents described in this Information Statement, other than in their respective roles as officers or directors of the Company.

EXPENSE OF INFORMATION STATEMENT

        The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. The Company does not contemplate that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of its Common Stock held of record by such persons, and the Company will not reimburse them for their expenses incurred in connection therewith.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This Information Statement may include forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Words such as, but not limited to, "believe," "expect," "anticipate," "estimate," "intend," "plan," "targets," "likely," "will," "would," "could," and similar expressions or phrases, or the negative of those expressions or phrases identify forward-looking statements. Although the Company believes that it has a reasonable basis for each forward-looking statement contained in this Information Statement, the Company cautions you that these statements are based on its projections of the future that are subject to known and unknown risks and uncertainties and other important factors that may cause its actual results, level of activity, performance or achievements expressed or implied by these forward-looking statements, to differ. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond the Company's control, and actual results may differ materially depending on a variety of important factors, including factors discussed in other filings of the Company with the SEC. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. The Company's forward-looking statements speak only as of the date of this Information Statement, and the Company expressly disclaims any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in its opinions or expectations, except as required by applicable law.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

        Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the Information Statement was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at Radius Health, Inc., 201 Broadway, 6th Floor, Cambridge, MA 02139, or by calling the Company at (617) 551-4700 and requesting a copy of the Information Statement. Security holders who receive multiple copies of the Information Statement at their address and would like to request that only a single copy of communications be delivered to the shared address may do so by making either a written or oral request to the Company contacts listed above.

ADDITIONAL INFORMATION

        The Company is subject to the reporting and information requirements of the Exchange Act, and in accordance therewith file periodic reports, proxy statements and other information with the SEC. Periodic reports, proxy statements and other information filed by the Company in accordance with the Exchange Act can be read and copied at the Public Reference Room of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Electronic reports, proxy statements and other information filed through the SEC's Electronic Data Gathering, Analysis and Retrieval system ("EDGAR") are publicly available through the SEC's web site (http://www.sec.gov).

INCORPORATION BY REFERENCE

        A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which has been filed with the SEC pursuant to the Exchange Act, is being mailed to you along with this Information Statement and is hereby incorporated by reference into this Information Statement.

By Order of the Board of Directors

Robert E. Ward President and Chief Executive Officer

Cambridge, Massachusetts
March 7, 2014

 EXHIBIT A

Radius Health, Inc.

Action by Written Consent of the Stockholders
in Lieu of a Special Meeting

        The undersigned, being the holders of record of outstanding shares of capital stock of Radius Health, Inc., a Delaware corporation (the "Corporation"), representing (i) the Senior Majority, as defined in the Corporation's Certificate of Designations of the Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock, Series A-3 Convertible Preferred Stock, Series A-4 Convertible Preferred Stock, Series A-5 Convertible Preferred Stock and Series A-6 Convertible Preferred Stock, (ii) the Required Investor Majority, as defined in the Corporation's Certificate of Designations of the Series B Convertible Preferred Stock and the Corporation's Certificate of Designations of the Series B-2 Convertible Preferred Stock, and (iii) a majority of the outstanding shares of the Corporation's Common Stock, par value $.0001 per share (the "Common Stock"), on an as-converted basis, and thereby constituting not less than the minimum voting power of the issued and outstanding shares of capital stock of the Corporation necessary to approve the matters set forth in the resolutions below, hereby consent, pursuant to Section 228 of the General Corporation Law of the State of Delaware, to the adoption of the following preambles and resolutions, conditioned upon the expiration of 20 days following the mailing of an information statement to the Corporation's stockholders as required under Rule 14c-2 under the Securities Exchange Act of 1934, as amended.

Amendment to the Certificate of Incorporation

        WHEREAS, the Board of Directors (the "Board") of the Corporation has previously deemed it advisable and in the best interests of the Corporation and its stockholders to issue and sell newly issued shares of Common Stock in a public offering (the "Offering"), to be registered under the Securities Act of 1933, as amended (the "Act"), on a Registration Statement on Form S-1, to be filed with the Securities and Exchange Commission (the "Commission").

        WHEREAS, in connection with the Offering, the Board has deemed it advisable and in the best interests of the Corporation and its stockholders to amend the Corporation's certificate of incorporation (as amended and/or restated, the "Certificate of Incorporation"), as set forth in the form of Certificate of Amendment attached hereto as Exhibit A (the "Certificate of Amendment"), to effect a 1-for-2.28 reverse stock split of the Common Stock.

        WHEREAS, the Board recommended to the stockholders of the Corporation that the stockholders approve the Certificate of Amendment.

        NOW, THEREFORE, BE IT RESOLVED, that the amendment to the Certificate of Incorporation set forth in the Certificate of Amendment be, and it hereby is, adopted and approved.

Restated Certificate of Incorporation

        WHEREAS, in connection with the Offering, the Board has approved the amendment and restatement of the Certificate of Incorporation in its entirety to read as set forth in the Restated Certificate of Incorporation attached hereto as Exhibit B (the "Restated Certificate"), to, among other things, (a) provide for the authorized capital stock of the Corporation to consist of two hundred million (200,000,000) shares of Common Stock and ten million (10,000,000) shares of Preferred Stock, (b) authorize the Board to establish the rights, preferences and restrictions on any unissued series of Preferred Stock, (c) provide for a classified board of directors, (d) require that all stockholder action be taken by a vote of the stockholders at an annual or special meeting, (e) deny the right of stockholders to call a special meeting of stockholders, (f) provide that the Delaware Court of Chancery be the sole and exclusive forum for various actions and proceedings identified therein, (g) modify certain stockholder rights, (h) limit the personal liability of directors to the Company and its stockholders and (i) effect certain other changes, all as more specifically set forth in the Restated Certificate; and recommended the Restated Certificate be submitted to the stockholders for approval.

        NOW, THEREFORE, BE IT RESOLVED, that the Restated Certificate be, and it hereby is, adopted and approved.

Amendment of 2011 Equity Incentive Plan

        WHEREAS, the Board has adopted and approved an amendment to the Radius Health, Inc. 2011 Equity Incentive Plan (as amended, the "Plan"), to allow for an increase in the maximum aggregate number of shares of Common Stock that may be issued pursuant to or subject to outstanding Awards (as defined in the Plan) under the Plan.

        NOW, THEREFORE, BE IT RESOLVED, that the amendment and restatement of the first two sentences of Section 4 of the Corporation's 2011 Equity Incentive Plan in their entirety to read as follows be, and it hereby is, approved:

  "At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan exceed the sum of (a) eight million three hundred eighty thousand nineteen (8,380,019) shares of Stock, and (b) any shares of Stock which as of the Effective Date are available for issuance under the Prior Plan, or are subject to awards under the Prior Plan which are forfeited or lapse unexercised and which following the Effective Date are not issued under the Prior Plan; subject, however, to the provisions of Section 8 of the Plan. The maximum number of shares of Stock that may be issued pursuant to or subject to outstanding Awards, including Incentive Options, is nine million seven hundred thousand (9,700,000) (subject to the provisions of Section 8 of the Plan)."

        This Action by Written Consent of the Stockholders in Lieu of a Special Meeting may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument, and may be executed and delivered by facsimile and upon such delivery by facsimile signature will be deemed to have the same effect as if the original signature has been delivered.

[Remainder of page intentionally left blank]

2

        Each of the undersigned stockholders of Radius Health, Inc. has executed this Written Consent on the date set forth opposite such stockholder's signature.

F2 BIOSCIENCE III, L.P.

By: F2 Bioscience GP, Ltd., General Partner

By:	/s/ MORANA JOVAN-EMBIRICOS		Date: February 21, 2014
	Name:	Dr. Morana Jovan-Embiricos
Title:

F2 BIOSCIENCE IV L.P.

By: F2 Bioscience IV GP Ltd., General Partner

By:	/s/ MORANA JOVAN-EMBIRICOS		Date: February 21, 2014
	Name:	Dr. Morana Jovan-Embiricos
	Title:	Authorized Signatory

F2 BIO VENTURES V L.P.

By: F2 Bio Ventures GP Ltd., General Partner

By:	/s/ MORANA JOVAN-EMBIRICOS		Date: February 21, 2014
	Name:	Dr. Morana Jovan-Embiricos
	Title:	Authorized Signatory

MPM BIOVENTURES III, L.P.

By: MPM BioVentures III GP, L.P., its General Partner
By: MPM BioVentures III LLC, its General Partner

By:	/s/ ANSBERT GADICKE		Date: February 20, 2014
	Name:	Ansbert Gadicke
	Title:	Series A Member

3

MPM BIOVENTURES III-QP, L.P.

By: MPM BioVentures III GP, L.P., its General Partner
By: MPM BioVentures III LLC, its General Partner

By:	/s/ ANSBERT GADICKE		Date: February 20, 2014
	Name:	Ansbert Gadicke
	Title:	Series A Member

MPM BIOVENTURES III GMBH & CO.
BETEILIGUNGS KG

By:	MPM BioVentures III GP, L.P., in its capacity as the Managing Limited Partner
By:	MPM BioVentures III LLC, its General Partner

By:	/s/ ANSBERT GADICKE		Date: February 20, 2014
	Name:	Ansbert Gadicke
	Title:	Series A Member

MPM BIOVENTURES III PARALLEL FUND, L.P.

By:	MPM BioVentures III GP, L.P., its General Partner
By:	MPM BioVentures III LLC, its General Partner

By:	/s/ ANSBERT GADICKE		Date: February 20, 2014
	Name:	Ansbert Gadicke
	Title:	Series A Member

MPM ASSET MANAGEMENT INVESTORS 2003
BVIII LLC

By:	/s/ ANSBERT GADICKE		Date: February 20, 2014
	Name:	Ansbert Gadicke
	Title:	Manager

4

MPM BIO IV NVS STRATEGIC FUND, L.P.

By:	MPM BioVentures IV GP LLC, its General Partner
By:	MPM BioVentures IV LLC, its Managing Member

By:	/s/ ANSBERT GADICKE		Date: February 20, 2014
	Name:	Ansbert Gadicke
	Title:	Member

HEALTHCARE VENTURES VII, L.P.

By:	HealthCare Partners VII, L.P. Its General Partner

By:	/s/ JEFFREY STEINBERG		Date: February 20, 2014
	Name:	Jeffrey Steinberg
	Title:	Administrative Partner

        BB BIOTECH VENTURES II, L.P.

By:	BB Biotech Ventures GP (Guernsey) Limited As General Partner to BB Biotech Ventures II, L.P.

By:	/s/ PASCAL MAHIEUX		Date: February 20, 2014
	Name:	Pascal Mahieux
	Title:	Director

BIOTECH GROWTH N.V.

By:	/s/ H.J. VAN NEUTEGEM		Date: February 20, 2014
	Name:	H.J. van Neutegem
	Title:	Managing Director

5

OBP IV—HOLDINGS LLC

By:	Oxford Bioscience Partners IV, L.P.
By:	OBP Management IV, L.P.

By:	/s/ JONATHAN FLEMING		Date: February 21, 2014
	Name:	Jonathan Fleming
	Title:	General Partner

By:	Saints Capital Granite, L.P.
By:	Saints Capital Granite, LLC

By:	/s/ SCOTT HALSTED		Date: February 22, 2014
	Name:	Scott Halsted
	Title:	Managing Director

MRNA II—HOLDINGS LLC

By:	mRNA Fund II, L.P.
By:	OBP Management II , L.P.

By:	/s/ JONATHAN FLEMING		Date: February 21, 2014
	Name:	Jonathan Fleming
	Title:	General Partner

By:	Saints Capital Granite, L.P.
By:	Saints Capital Granite, LLC

By:	/s/ SCOTT HALSTED		Date: February 22, 2014
	Name:	Scott Halsted
	Title:	Managing Director

BROOKSIDE CAPITAL PARTNERS FUND, L.P.

By:			Date: , 2014
	Name:	Ranesh Ramanathan
	Title:	General Counsel

6

THE WELLCOME TRUST LIMITED, AS
TRUSTEE OF THE WELLCOME TRUST

By			Date: , 2014
	Name:	Alan Lynch
	Title:	Authorized Signatory

7

 EXHIBIT A

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
RADIUS HEALTH, INC.

        Radius Health, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

        FIRST:    That the Board of Directors of the Corporation duly adopted by unanimous written consent resolutions recommending and declaring advisable that the Certificate of Incorporation of the Corporation be amended and that such amendment be submitted to the stockholders of the Corporation for their consideration, as follows:

          RESOLVED, that Section 5 of the Certificate of Incorporation of the Corporation, as amended and/or restated to date, be amended and restated in its entirety to read as follows:

            "Effective on the filing of this Certificate of Amendment of Certificate of Incorporation with the Office of the Secretary of State of the State of Delaware (the "Effective Time"), a 1-for-2.28 reverse stock split of the Corporation's Common Stock (as defined in this Section 5) shall become effective, pursuant to which each 2.28 shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully-paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the "Reverse Stock Split"). The par value of the Common Stock and the Preferred Stock following the Reverse Stock Split shall remain at $.0001 per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment equal to the fraction of which such holder would otherwise be entitled multiplied by the fair value per share as determined by the Board of Directors.

            Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares formerly represented by such certificate have been reclassified (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time); provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified; and provided further, however, that whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (i) the total number of shares of Common Stock that were issued and outstanding immediately prior to the Effective Time formerly represented by certificates that the holder is at the time surrendering for a new certificate evidencing and representing the number of

1

    whole shares of Common Stock after the Effective Time and (ii) the aggregate number of shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificates shall have been reclassified.

            The total number of shares of capital stock which the Corporation shall have authority to issue is One Hundred Ten Million (110,000,000). These shares shall be divided into two classes with 100,000,000 shares designated as common stock, $.0001 par value per share (the "Common Stock"), and 10,000,000 shares designated as preferred stock, $.0001 par value per share (the "Preferred Stock").

            The Preferred Stock of the Corporation shall be issued by the Board of Directors of the Corporation in one or more classes or one or more series within any class and such classes or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, limitations or restrictions as the Board of Directors of the Corporation may determine, from time to time.

            Holders of shares of Common Stock shall be entitled to cast one vote for each share held at all stockholders' meetings for all purposes, including the election of directors. The Common Stock does not have cumulative voting rights.

            No holder of shares of stock of any class shall be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of shares of stock of any class, or of securities convertible into shares of stock of any class, whether now hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend."

        SECOND:    That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendments in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

        THIRD:    That the aforesaid amendments were duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Financial Officer on this    day of            , 2014.

RADIUS HEALTH, INC.
By:
	Name:	B. Nicholas Harvey
	Title:	Chief Financial Officer

2

 EXHIBIT B

RESTATED CERTIFICATE OF INCORPORATION

OF

RADIUS HEALTH, INC.

        (originally incorporated on February 4, 2008 under the name MPM Acquisition Corp.)

        FIRST:    The name of the Corporation is Radius Health, Inc.

        SECOND:    The address of the Corporation's registered office in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, Zip Code 19808. The name of its registered agent at that address is Corporation Service Company.

        THIRD:    The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

        FOURTH:    The total number of shares of all classes of stock which the Corporation shall have authority to issue is 210,000,000 shares, consisting of (i) 200,000,000 shares of Common Stock, $.0001 par value per share ("Common Stock"), and (ii) 10,000,000 shares of Preferred Stock, $.0001 par value per share ("Preferred Stock").

        The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.    COMMON STOCK.

        1.    General.    The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

        2.    Voting.    The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (which, as used herein, shall mean the certificate of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation or the General Corporation Law of the State of Delaware. There shall be no cumulative voting.

        The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

        3.    Dividends.    Dividends may be declared and paid on the Common Stock as and when determined by the Board of Directors subject to any preferential dividend or other rights of any then outstanding Preferred Stock and to the requirements of applicable law.

        4.    Liquidation.    Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available

1

for distribution to its stockholders, subject to any preferential or other rights of any then outstanding Preferred Stock.

B.    PREFERRED STOCK.

        Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided.

        Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designations relating thereto in accordance with the General Corporation Law of the State of Delaware, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the General Corporation Law of the State of Delaware. Without limiting the generality of the foregoing, the resolution or resolutions providing for the issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.

        The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

        FIFTH:    Except as otherwise provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

        SIXTH:    In furtherance and not in limitation of the powers conferred upon it by the General Corporation Law of the State of Delaware, and subject to the terms of any series of Preferred Stock, the Board of Directors shall have the power to adopt, amend, alter or repeal the Bylaws of the Corporation. The stockholders may not adopt, amend, alter or repeal the Bylaws of the Corporation, or adopt any provision inconsistent therewith, unless such action is approved, in addition to any other vote required by this Certificate of Incorporation, by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article SIXTH.

        SEVENTH:    Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal

2

liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.

        EIGHTH:    This Article EIGHTH is inserted for the management of the business and for the conduct of the affairs of the Corporation.

        1.    General Powers.    The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

        2.    Number of Directors; Election of Directors.    Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors of the Corporation shall be established from time to time by the Board of Directors. Election of directors need not be by written ballot, except as and to the extent provided in the Bylaws of the Corporation.

        3.    Classes of Directors.    Subject to the rights of holders of any series of Preferred Stock to elect directors, the Board of Directors shall be and is divided into three classes, designated as Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The Board of Directors is authorized to assign members of the Board of Directors to Class I, Class II or Class III.

        4.    Terms of Office.    Subject to the rights of holders of any series of Preferred Stock to elect directors, each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided that each director initially assigned to Class I shall serve for a term expiring at the Corporation's first annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; each director initially assigned to Class II shall serve for a term expiring at the Corporation's second annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; and each director initially assigned to Class III shall serve for a term expiring at the Corporation's third annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; provided further, that the term of each director shall continue until the election and qualification of his or her successor and be subject to his or her earlier death, resignation or removal.

        5.    Quorum.    The greater of (a) a majority of the directors at any time in office and (b) one-third of the number of directors fixed pursuant to Section 2 of this Article EIGHTH shall constitute a quorum of the Board of Directors. If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

        6.    Action at Meeting.    Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law or by this Certificate of Incorporation.

        7.    Removal.    Subject to the rights of holders of any series of Preferred Stock, directors of the Corporation may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon.

        8.    Vacancies.    Subject to the rights of holders of any series of Preferred Stock, any vacancy or newly created directorship in the Board of Directors, however occurring, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders, unless the Board of Directors determines by resolution that any such vacancy or newly created directorship shall be filled by the stockholders. A director elected to fill a vacancy shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director's earlier death, resignation or removal.

3

        9.    Stockholder Nominations and Introduction of Business, Etc.    Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws of the Corporation.

        10.    Amendments to Article.    Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article EIGHTH.

        NINTH:    Stockholders of the Corporation may not take any action by written consent in lieu of a meeting. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article NINTH.

        TENTH:    Special meetings of stockholders for any purpose or purposes may be called at any time only by the Board of Directors, the chairperson of the Board of Directors, the chief executive officer or the president (in the absence of a chief executive officer), and may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice of meeting. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article TENTH.

        ELEVENTH:    Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of fiduciary duty owed by, or other wrongdoing by, any director, officer, employee or agent of the Corporation to the Corporation or the Corporation's stockholders, creditors or other constituents, (c) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware or this Certificate of Incorporation or the Bylaws of the Corporation, (d) any action to interpret, apply, enforce or determine the validity of this Certificate of Incorporation or the Bylaws of the Corporation or (e) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein; provided that, if and only if the Court of Chancery of the State of Delaware dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in the State of Delaware. To the fullest extent permitted by applicable law, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article ELEVENTH. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article ELEVENTH. If any provision or provisions of this Article ELEVENTH shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article ELEVENTH (including, without limitation, each portion of any sentence of this Article ELEVENTH containing any such provision held to be invalid, illegal or unenforceable that is not itself

4

held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

        IN WITNESS WHEREOF, this Certificate of Incorporation, which restates, integrates and amends the certificate of incorporation of the Corporation, and which has been duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, has been executed by its duly authorized officer this    day of                  , 2014.

RADIUS HEALTH, INC.
By:
Name:
Title:

5

 EXHIBIT B

RADIUS HEALTH, INC.

2011 EQUITY INCENTIVE PLAN

(AS AMENDED)

1.     Purpose

        This Plan is intended to encourage ownership of Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company's business through the grant of Awards of or pertaining to shares of the Company's Stock. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.

2.     Definitions

        As used in the Plan, the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:

        2.1.  Accelerate, Accelerated, and Acceleration, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to the Stock or Units shall expire with respect to some or all of the shares of Restricted Stock or Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals or other business objectives shall be deemed to have been met as to some or all of the Units.

        2.2.  Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

        2.3.  Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Performance Awards, Restricted Stock, Restricted Stock Units, or Stock Grants.

        2.4.  Award Agreement means an agreement between the Company and the recipient of an Award, or other notice of grant of an Award, setting forth the terms and conditions of the Award.

        2.5.  Board means the Company's Board of Directors.

        2.6.  Change of Control means the occurrence of any of the following after the date of the approval of the Plan by the Board:

          (a)   a Transaction (as defined in Section 8.4), unless securities possessing more than 50% of the total combined voting power of the survivor's or acquiror's outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company's outstanding securities immediately prior to that transaction, or

          (b)   any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) directly or indirectly acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 20% of the total combined voting power of the Company's outstanding securities unless pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board recommends such stockholders accept, other than (i) the Company or an Affiliate, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or

          (c)   over a period of thirty-six (36) consecutive months or less there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board, or

          (d)   a majority of the Board votes in favor of a decision that a Change of Control has occurred.

In addition and not withstanding the foregoing, if a Change of Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award must also constitute a "change in control event," as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A.

        2.7.  Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

        2.8.  Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5 of this Plan. For any period during which no such committee is in existence "Committee" shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

        2.9.  Company means Radius Health, Inc., a corporation organized under the laws of the State of Delaware.

        2.10.  Effective Date means the earlier of the date the Plan is approved by the Board or the date the Plan is approved by the stockholders of the Company.

        2.11.  Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

        2.12.  Incentive Option means an Option which by its terms is to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

        2.13.  Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as reported on the NASDAQ Global Market (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

        2.14.  Nonstatutory Option means any Option that is not an Incentive Option.

        2.15.  Option means an option to purchase shares of Stock.

        2.16.  Optionee means an eligible individual to whom an Option shall have been granted under the Plan.

        2.17.  Participant means any holder of an outstanding Award under the Plan.

        2.18.  Performance Criteria and Performance Goals have the meanings given such terms in Section 7.7(f).

        2.19.  Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more

2

Performance Goals or other business objectives will be measured for purposes of determining a Participant's right to, and the payment of, a Performance Unit.

        2.20.  Performance Award means a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Stock or a combination of both, awarded under Section 7.6.

        2.21.  Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals or other business objectives established by the Committee.

        2.22.  Plan means this 2011 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

        2.23.  Prior Plan means Company's 2003 Long Term Incentive Plan, as amended from time to time.

        2.24.  Public Trading Date means the first date upon which Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

        2.25.  Qualified Performance-Based Awards means Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

        2.26.  Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.

        2.27.  Restricted Stock Units means rights to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

        2.28.  Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock or Restricted Stock Units are subject to a Risk of Forfeiture described in the applicable Award Agreement.

        2.29.  Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right of the Company to reacquire shares of Restricted Stock at less than its then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

        2.30.  Stock means common stock, par value $0.0001 per share, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

        2.31.  Stock Appreciation Right means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.

        2.32.  Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.

        2.33.  Stockholders' Agreement means any agreement by and among the holders of at least a majority of the outstanding voting securities of the Company and setting forth, among other provisions, restrictions upon the transfer of shares of Stock or on the exercise of rights appurtenant thereto (including but not limited to voting rights).

        2.34.  Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3

3.     Term of the Plan

        Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of such approval. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options may only be granted through the tenth anniversary of the earlier of the adoption of the Plan by the Board and the approval of the Plan by the Company's stockholders, however, and any Awards granted prior to stockholder approval of the Plan are hereby expressly conditioned upon such approval.

4.     Stock Subject to the Plan

        At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan exceed the sum of (a) eight million three hundred and eighty thousand and nineteen (8,380,019) shares of Stock, and (b) any shares of Stock which as of the Effective Date are available for issuance under the Prior Plan, or are subject to awards under the Prior Plan which are forfeited or lapse unexercised and which following the Effective Date are not issued under the Prior Plan; subject, however, to the provisions of Section 8 of the Plan. The maximum number of shares of Stock that may be issued pursuant to or subject to outstanding Awards, including Incentive Options, is nine million seven hundred thousand (9,700,000) (subject to the provisions of Section 8 of the Plan). For purposes of applying the limitations set forth in this Section 4, settlement of any Award shall not count against the such limitations except to the extent settled in the form of Stock and, without limiting the generality of the foregoing:

            (i)  if any Option or Stock-settled Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient or repurchased at less than its Market Value as a means of effecting a forfeiture, the shares of Stock not purchased by the Optionee or which are forfeited by the recipient or repurchased shall again be available for Awards to be granted under the Plan;

           (ii)  if any Option is exercised by delivering previously owned shares of Stock in payment of the exercise price therefor, only the net number of shares, that is, the number of shares of Stock issued minus the number received by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Award granted under the Plan; and

          (iii)  any shares of Stock either tendered or withheld in satisfaction of tax withholding obligations of the Company or an Affiliate shall again be available for issuance under the Plan.

        Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury or shares purchased on the open market.

5.     Administration

        The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee's exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the

4

respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.     Authorization of Grants

        6.1.    Eligibility.    The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option.

        6.2.    Non-Employee Director Awards.    The Committee may grant Awards to non-employee members of the Board, subject to the limitations of the Plan, pursuant to a written non-discretionary formula established by the Committee, or any successor committee thereto carrying out its responsibilities on the date of grant of any such Award (the "Non-Employee Director Equity Compensation Policy"). The Non-Employee Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to non-employee members of the Board, the number of shares of Stock to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Committee (or such other successor committee as described above) shall determine in its discretion.

        6.3.    General Terms of Awards.    Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including if applicable delivering a fully executed copy of any agreement evidencing an Award to the Company).

        6.4.    Effect of Termination of Employment, Etc.    Unless the Committee shall provide otherwise with respect to any Award, if the Participant's employment or other association with the Company and its Affiliates ends for any reason, including because of an Affiliate ceasing to be an Affiliate, (a) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect not later than three months following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement. Cessation of the performance of services in one capacity, for example, as an employee, shall not result in termination of an Award while the Participant continues to perform services in another capacity, for example as a director. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of three months or the period during which the absent Participant's reemployment rights, if any, are guaranteed by statute or by contract. To the extent consistent with applicable law, the Committee may provide that Awards continue to vest for some or all of the period of any such leave, or that their vesting shall be tolled during any such leave and only recommence upon the Participant's return from leave, if ever.

5

        6.5.    Non-Transferability of Awards.    Except as otherwise provided in this Section 6.5, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant's rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant's legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, "family member" means any child, stepchild, grandchild, parent, grandparent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.

        6.6.    Additional Limits.    In no event shall the number of shares of Stock covered by Options or other Awards granted to any one person in any one calendar year exceed 1,250,000 shares of Stock (subject to adjustment pursuant to Section 8 of the Plan, except that any such adjustment shall not apply for the purpose of Awards to covered employees within the meaning of Section 162(m) of the Code intended to be or otherwise qualifying as Qualified Performance-Based Awards), and the maximum aggregate amount of cash that may be paid in cash during any calendar year with respect to one or more Awards payable in cash shall be $2,000,000; provided, however, that the foregoing limitations shall not apply prior to the Public Trading Date and, following the Public Trading Date, the foregoing limitations shall not apply until the earliest of: (a) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan under Section 4); (b) the issuance of all of the shares of Stock reserved for issuance under the Plan; (c) the expiration of the Plan; (d) the first meeting of stockholders at which members of the Board are to be elected that occurs after the close of the third calendar year following the calendar year in which the Public Trading Date occurred; or (e) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder. To the extent required by Section 162(m) of the Code, shares of Stock subject to Awards which are canceled shall continue to be counted against the limits set forth herein.

7.     Specific Terms of Awards

        7.1.    Options.

          (a)    Date of Grant.    The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

          (b)    Exercise Price.    The price at which shares of Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares of Stock may be acquired under each Nonstatutory Option shall not be so limited solely by reason of this Section.

          (c)    Option Period.    No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.

6

          (d)    Exercisability.    An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

          (e)    Method of Exercise.    An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 17, specifying the number of shares of Stock with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares of Stock to be purchased or, subject in each instance to the Committee's approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company,

              (i)  by delivery to the Company of shares of Stock having a Market Value equal to the exercise price of the shares to be purchased, or

             (ii)  by surrender of the Option as to all or part of the shares of Stock for which the Option is then exercisable in exchange for shares of Stock having an aggregate Market Value equal to the difference between (1) the aggregate Market Value of the surrendered portion of the Option, and (2) the aggregate exercise price under the Option for the surrendered portion of the Option, or

            (iii)  such other legal consideration deemed acceptable by the Committee.

  If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company), such that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale. Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for, or shall record using the book entry procedures of the Company, the number of shares then being purchased. Such shares of Stock shall be fully paid and nonassessable.

          (f)    Limit on Incentive Option Characterization.    An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the "current limit". The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

          (g)    Notification of Disposition.    Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of the shares of Stock issued upon such exercise prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of

7

  income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

        7.2.    Stock Appreciation Rights.

          (a)    Tandem or Stand-Alone.    Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.

          (b)    Exercise Price.    Stock Appreciation Rights shall have an exercise price of not less than one hundred percent (100%) of the Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option.

          (c)    Other Terms.    Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, a Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Change of Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change of Control or paid during the thirty (30) day period immediately preceding the occurrence of the Change of Control in any transaction reported in the stock market in which the Stock is normally traded.

        7.3.    Restricted Stock.

          (a)    Purchase Price.    Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

          (b)    Issuance of Certificates; Book Entry Shares.    Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock or the Company shall make a book entry. Such certificate or book entry shall be registered in the name of such Participant, and, if applicable, shall bear or refer to an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

  The shares evidenced hereby are subject to the terms and conditions of the Radius Health, Inc. 2011 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Radius Health, Inc., copies of which will be furnished by the Company to the holder of the shares evidenced hereby upon written request and without charge.

          (c)    Escrow of Shares.    The Committee may require that any stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

          (d)    Restrictions and Restriction Period.    During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

8

          (e)    Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award.    Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock (but any dividends or other distributions payable in shares of Stock or other securities of the Company shall constitute additional Restricted Stock, subject to the same Risk of Forfeiture as the shares of Restricted Stock in respect of which such shares of Stock or other securities are paid). The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares of Stock are available under Section 4.

          (f)    Lapse of Restrictions.    If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the book entry evidencing the shares of Stock for which the Restricted Period has lapsed promptly shall reflect such expiration. In the event share certificates are issued to evidence Restricted Stock, then upon the request of a Participant no more than once per year, the certificates evidencing such shares shall be delivered to the Participant.

        7.4.    Restricted Stock Units.

          (a)    Character.    Each Restricted Stock Unit shall entitle the recipient to one or more shares of Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

          (b)    Form and Timing of Payment.    Payment of earned Restricted Stock Units shall be made in a single lump sum following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

        7.5.    Performance Units.

          (a)    Character.    Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified business objectives, including but not limited to Performance Goals, shall have been achieved.

          (b)    Earning of Performance Units.    The Committee shall set Performance Goals or other business objectives in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other business objectives have been achieved.

          (c)    Form and Timing of Payment.    Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the

9

  Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant's receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

        7.6.    Performance Awards.    The Administrator is authorized to grant Performance Awards to any Participant and to determine whether such Performance Awards shall be a Qualified Performance-Based Award. The value of Performance Awards may be linked to any one or more of the Performance Goals or other specific criteria determined by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant. Performance Awards may be paid in cash, shares of Stock, or both, as determined by the Committee. Without limiting the foregoing, the Committee may grant Performance Awards to any Participant in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such bonuses paid to a Participant which are intended to be Qualified Performance-Based Awards shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Section 7.8.

        7.7.    Stock Grants.    Stock Grants shall be awarded solely in recognition of significant prior or expected contributions to the success of the Company or its Affiliates, as an inducement to employment, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

        7.8.    Qualified Performance-Based Awards.

          (a)    Purpose.    The purpose of this Section 7.8 is to provide the Committee the ability to qualify Awards as "performance-based compensation" under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.8 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.8 and the requirements of Section 162(m) of the Code applicable to "performance-based compensation."

          (b)    Authority.    All grants of Awards intended to qualify as Qualified Performance-Based Awards and the determination of the terms applicable thereto shall be made by the Committee. If not all of the members thereof qualify as "outside directors" within the meaning of Section 162(m) of the Code, however, all grants of Awards intended to qualify as Qualified Performance-Based Awards and the determination of the terms applicable thereto shall be made by a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any reference in this Section 7.8 to the Committee shall mean any such subcommittee if required under the preceding sentence, and any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

          (c)    Discretion of Committee with Respect to Qualified Performance-Based Awards.    Any form of Award permitted under the Plan, other than a Stock Grant, may be granted as a Qualified

10

  Performance-Based Award. Options may be granted as Qualified Performance-Based Awards in accordance with Section 7.1 (except that the exercise price of any Option intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Market Value of the Stock on the date of grant), and may become exercisable based on continued service, on satisfaction of Performance Goals, or on a combination thereof. Each other Award intended to qualify as a Qualified Performance-Based Award, such as Restricted Stock, Restricted Stock Units, or Performance Units, shall be subject to satisfaction of one or more Performance Goals except as otherwise provided in this Section 7.8. The Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a subsidiary of the Company or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined for purposes of Section 162(m) of the Code) at the time established.

          (d)    Payment of Qualified Performance-Based Awards.    A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Committee, provided, that a Qualified Performance-Based Award may be deemed earned as a result of death, becoming disabled, or in connection with a Change of Control if otherwise provided in the Plan or the applicable Award Agreement even if the Award would not constitute "performance-based compensation" under Section 162(m) of the Code following the occurrence of such an event. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

          (e)    Limitation on Adjustments for Certain Events.    No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than "performance-based compensation" within the meaning of Section 162(m) of the Code.

          (f)    Definitions.    For purposes of the Plan

              (i)  Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: (i) cash flow (before or after dividends), (ii) earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), (iii) stock price, (iv) return on equity, (v) stockholder return or total stockholder return, (vi) return on capital (including, without limitation, return on total capital or return on invested capital), (vii) return on investment, (viii) return on assets or net assets, (ix) market capitalization, (x) economic value added, (xi) debt leverage (debt to capital), (xii) revenue, (xiii) sales or net sales, (xiv) backlog, (xv) income, pre-tax income or net income, (xvi) operating income or pre-tax profit, (xvii) operating profit, net operating profit or economic profit, (xviii) gross margin, operating margin or profit margin, (xix) return on operating revenue or return on operating assets, (xx) cash from operations, (xxi) operating ratio, (xxii) operating revenue, (xxiii) market share improvement, (xxiv) general and administrative expenses and (xxv) customer service.

11

             (ii)  Performance Goals means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon one or more of the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Committee. The Committee will objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant, including whether or to what extent there shall not be taken into account any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Standard Codification Section 225-20, (B) as described in management's discussion and analysis of financial condition and results of operations appearing in the Company's Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company's results of operations or financial condition for a completed quarterly or annual fiscal period.

        7.9.    Awards to Participants Outside the United States.    The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

8.     Adjustment Provisions

        8.1.    Adjustment for Corporate Actions.    All of the share numbers set forth in the Plan reflect the capital structure of the Company as of the Effective Date. If subsequent to that date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

12

        8.2.    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.    In the event of any corporate action not specifically covered by the preceding Section, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

        8.3.    Related Matters.    Any adjustment in Awards made pursuant to Section 8.1 or 8.2 shall be determined and made, if at all, by the Committee, acting in its sole discretion, and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other business objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. The Committee, in its discretion, may determine that no fraction of a share of Stock shall be purchasable or deliverable upon exercise, and in that event if any adjustment hereunder of the number of shares of Stock covered by an Award would cause such number to include a fraction of a share of Stock, such number of shares of Stock shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to Sections 8.1 or 8.2 shall result in an exercise price which is less than the par value of the Stock.

        8.4.    Transactions.

          (a)    Definition of Transaction.    In this Section 8.4, "Transaction" means (1) any merger or consolidation of the Company with or into another entity as a result of which the Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (2) any sale or exchange of all of the Stock of the Company for cash, securities or other property, (3) any sale, transfer, or other disposition of all or substantially all of the Company's assets to one or more other persons in a single transaction or series of related transactions or (4) any liquidation or dissolution of the Company.

          (b)    Treatment of Options and Share Appreciation Rights.    In a Transaction, the Committee may take any one or more of the following actions as to all or any (or any portion of) outstanding Options and Share Appreciation Rights ("Rights").

            (1)   Provide that such Rights shall be assumed, or substantially equivalent rights shall be provided in substitution therefore, by the acquiring or succeeding entity (or an affiliate thereof).

            (2)   Upon written notice to the holders, provide that the holders' unexercised Rights will terminate immediately prior to the consummation of such Transaction unless, in the case of vested Rights, such Rights are exercised within a specified period following the date of such notice.

            (3)   Provide that outstanding Rights shall become exercisable in whole or in part prior to or upon the Transaction.

            (4)   Provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the excess, if any, of (A) the acquisition price times the number of shares of Stock subject to an Option (to the extent the exercise price does not exceed the acquisition price)

13

    over (B) the aggregate exercise price for all such shares of Stock subject to the Option, in exchange for the termination of such Option; provided, that if the acquisition price does not exceed the exercise price of any such Option, the Committee may cancel that Option without the payment of any consideration therefore prior to or upon the Transaction. For this purpose, "acquisition price" means the amount of cash, and market value of any other consideration, received in payment for a share of Stock surrendered in a Transaction but need not take into account any deferred consideration unless and until received.

            (5)   Provide that, in connection with a liquidation or dissolution of the Company, Rights shall convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings.

            (6)   Any combination of the foregoing.

  For purposes of paragraph (1) above, a Right shall be considered assumed, or a substantially equivalent right shall be considered to have been provided in substitution therefore, if following consummation of the Transaction the Right confers the right to purchase or receive the value of, for each share of Stock subject to the Right immediately prior to the consummation of the Transaction, the consideration (whether cash, securities or other property) received as a result of the Transaction by holders of Stock for each share of Stock held immediately prior to the consummation of the Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if the consideration received as a result of the Transaction is not solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof), the Committee may provide for the consideration to be received upon the exercise of the Right to consist of or be based on solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof) equivalent in value to the per share consideration received by holders of outstanding shares of Stock as a result of the Transaction.

          (c)    Treatment of Other Awards.    As to outstanding Awards other than Options or Share Appreciation Rights, upon the occurrence of a Transaction other than a liquidation or dissolution of the Company which is not part of another form of Transaction, the repurchase and other rights of the Company under each such Award shall inure to the benefit of the Company's successor and shall, unless the Committee determines otherwise, apply to the cash, securities or other property which the Stock was converted into or exchanged for pursuant to such Transaction in the same manner and to the same extent as they applied to the Award. Upon the occurrence of a Transaction involving a liquidation or dissolution of the Company which is not part of another form of Transaction, except to the extent specifically provided to the contrary in the instrument evidencing any Award or any other agreement between a Participant and the Company, all Risks of Forfeiture and Performance Goals or other business objectives, where otherwise applicable to any such Awards, shall automatically be deemed terminated or satisfied, as applicable.

          (d)    Related Matters.    In taking any of the actions permitted under this Section 8.4, the Committee shall not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically. Any determinations required to carry out the foregoing provisions of this Section 8.4, including but not limited to the market value of other consideration received by holders of Stock in a Transaction and whether substantially equivalent Rights have been substituted, shall be made by the Committee acting in its sole discretion. In connection with any action or actions taken by the Committee in respect of Awards and in connection with a Transaction, the Committee may require such acknowledgements of satisfaction and releases from Participants as it may determine.

14

9.     Change of Control

        Upon the occurrence of a Change of Control, the Committee shall take such action deemed necessary or appropriate by the Committee and may, but shall not be required to, provide for Acceleration of all or any portion of the Awards then subject to vesting, a risk of forfeiture or a repurchase right; provided, however, that the foregoing shall not apply in the case of a Qualified Performance-Based Award except to the extent the foregoing would not interfere with the qualification of the Award under 162(m) of the Code at any time prior to a Change of Control (so that, for example, if a Change of Control occurs but does not constitute a change of control within the meaning of Section 162(m) of the Code, there shall be no Acceleration of any Qualified Performance-Based Award pursuant to this Section 9, but if the Change of Control does constitute a change of control within the meaning of Section 162(m) of the Code, then the Award shall Accelerate to the extent provided by the Committee, if any, regardless of whether it thereafter ceases to qualify as a Qualified Performance-Based Award).

10.   Settlement of Awards

        10.1.    In General.    Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.

        10.2.    Violation of Law.    Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate or book entry for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

          (a)   the shares of Stock are at the time of the issue of such shares effectively registered under the Securities Act of 1933, as amended; or

          (b)   the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

  The Company shall make all reasonable efforts to bring about the occurrence of said events.

        10.3.    Corporate Restrictions on Rights in Stock.    Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company. Whenever Stock is to be issued pursuant to an Award, if the Committee so directs at or after grant, the Company shall be under no obligation to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by the Stockholders' Agreement, if any. In the event of any conflict between the provisions of this Plan and the provisions of the Stockholders' Agreement, the provisions of the Stockholders' Agreement shall control except as required to fulfill the intention that this Plan constitute an incentive stock option plan within the meaning of Section 422 of the Code, but insofar as possible the provisions

15

of the Plan and such Agreement shall be construed so as to give full force and effect to all such provisions.

        10.4.    Book Entry of Shares.    Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participants certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

        10.5.    Investment Representations.    The Company shall be under no obligation to issue any shares of Stock covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

        10.6.    Registration.    If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 10.6, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company's directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company's directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company's directors and officers.

        10.7.    Placement of Legends; Stop Orders; etc.    Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representations made in accordance with Section 10.5 in addition to any other applicable restrictions under the Plan, the terms of the Award and if applicable under the Stockholders' Agreement and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of

16

Stock. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to, and any book entries shall reflect, such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates or book entries to make appropriate reference to such restrictions.

        10.8.    Tax Withholding.    Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates or book entry or entries for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of Stock to satisfy their tax obligations. Participants may only elect to have shares of Stock withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

        10.9.    Company Charter and By-Laws; Other Company Policies.    This Plan and all Awards granted hereunder are subject to the charter and By-Laws of the Company, as they may be amended from time to time, and all other Company policies duly adopted by the Board, the Committee or any other committee of the Board and as in effect from time to time regarding the acquisition, ownership or sale of Stock by employees and other service providers, including, without limitation, policies intended to limit the potential for insider trading and to avoid or recover compensation payable or paid on the basis of inaccurate financial results or statements, employee conduct, and other similar events.

11.   Reservation of Stock

        The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

12.   Limitation of Rights in Stock; No Special Service Rights

        A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a book entry is made or a certificate shall have been issued therefor and delivered to the Participant or his agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the By-laws of the Company. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient's employment or other association with the Company and its Affiliates.

17

13.   Unfunded Status of Plan

        The Plan is intended to constitute an "unfunded" plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

14.   Nonexclusivity of the Plan

        Neither the adoption of the Plan by the Board nor any action taken in connection with the adoption or operation of the Plan shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.   No Guarantee of Tax Consequences

        Neither the Company nor any Affiliate, nor any director, officer, agent, representative or employee of either, guarantees to the Participant or any other person any particular tax consequences as a result of the grant of, exercise of rights under, or payment in respect of an Award, including but not limited to that an Option granted as an Incentive Option has or will qualify as an "incentive stock option" within the meaning of Section 422 of the Code or that the provisions and penalties of Section 409A of the Code, pertaining non-qualified plans of deferred compensation, will or will not apply.

16.   Termination and Amendment of the Plan

        16.1.    Termination or Amendment of the Plan.    Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval if applicable, the Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

        16.2.    Termination or Amendment of Outstanding Awards; Assumptions.    Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval if applicable, the Committee may at any time:

          (a)   amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan;

          (b)   accept the cancellation of outstanding Awards or of outstanding stock options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares of Stock and on the same or different terms and conditions (including but not limited to the exercise price of any Option); and

          (c)   (i) offer to buy out for a payment in cash or cash equivalents an Award previously granted or (ii) authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

18

        16.3.    Limitations on Amendments, Etc.

        The Company shall obtain stockholder approval of any Plan amendment or modification to the extent necessary to comply with applicable laws or the rules of any relevant stock exchange. For the avoidance of doubt, the Board and Committee shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award, in whole or in part, to increase or reduce the price per share or to cancel and replace an Award, in whole or in part, with cash and/or the grant of an Award having a price per share that is less than, greater than or equal to the price per share of the original Award.

        No amendment or modification of the Plan by the Board, or of an outstanding Award by the Board or Committee, shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification or such Award, as the case may be, without the Participant's consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated.

17.   Notices and Other Communications

        Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report. Notwithstanding anything in this Section 17 to the contrary, in the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system and the use of such system shall satisfy the notice, demand, request and other communication delivery requirements of this Section 17.

18.   Governing Law

        It is intended that all Awards shall be granted and maintained on a basis which ensures they are exempt from, or otherwise compliant with, the requirements of Section 409A of the Code and the Plan shall be governed, interpreted and enforced consistent with such intent. None of the Board, the Committee or the Company, nor any of the Affiliates of the Company or the officers, employees, agents, or representatives of the Company or any of the Affiliates of the Company, shall have any liability or responsibility for any adverse federal, state or local tax consequences and penalty taxes which may result the grant or settlement of any Award on a basis contrary to the provisions of Section 409A of the Code or comparable provisions of any applicable state or local income tax laws. The Plan and all Award Agreements and actions taken thereunder otherwise shall be governed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

19

 EXHIBIT C

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
RADIUS HEALTH, INC.

        Radius Health, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

        FIRST:    That the Board of Directors of the Corporation duly adopted by unanimous written consent resolutions recommending and declaring advisable that the Certificate of Incorporation of the Corporation be amended and that such amendment be submitted to the stockholders of the Corporation for their consideration, as follows:

          RESOLVED, that Section 5 of the Certificate of Incorporation of the Corporation, as amended and/or restated to date, be amended and restated in its entirety to read as follows:

            "Effective on the filing of this Certificate of Amendment of Certificate of Incorporation with the Office of the Secretary of State of the State of Delaware (the "Effective Time"), a 1-for-2.28 reverse stock split of the Corporation's Common Stock (as defined in this Section 5) shall become effective, pursuant to which each 2.28 shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully-paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the "Reverse Stock Split"). The par value of the Common Stock and the Preferred Stock following the Reverse Stock Split shall remain at $.0001 per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment equal to the fraction of which such holder would otherwise be entitled multiplied by the fair value per share as determined by the Board of Directors.

            Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares formerly represented by such certificate have been reclassified (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time); provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified; and provided further, however, that whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (i) the total number of shares of Common Stock that were issued and outstanding immediately prior to the Effective Time formerly represented by certificates that the holder is at the time surrendering for a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time and (ii) the aggregate number of shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificates shall have been reclassified.

            The total number of shares of capital stock which the Corporation shall have authority to issue is One Hundred Ten Million (110,000,000). These shares shall be divided into two classes with 100,000,000 shares designated as common stock, $.0001 par value per share (the "Common Stock"), and 10,000,000 shares designated as preferred stock, $.0001 par value per share (the "Preferred Stock").

            The Preferred Stock of the Corporation shall be issued by the Board of Directors of the Corporation in one or more classes or one or more series within any class and such classes or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, limitations or restrictions as the Board of Directors of the Corporation may determine, from time to time.

            Holders of shares of Common Stock shall be entitled to cast one vote for each share held at all stockholders' meetings for all purposes, including the election of directors. The Common Stock does not have cumulative voting rights.

            No holder of shares of stock of any class shall be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of shares of stock of any class, or of securities convertible into shares of stock of any class, whether now hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend."

        SECOND:    That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendments in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

        THIRD:    That the aforesaid amendments were duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Financial Officer on this    day of            , 2014.

RADIUS HEALTH, INC.
By:
	Name:	B. Nicholas Harvey
	Title:	Chief Financial Officer

2

 EXHIBIT D

RESTATED CERTIFICATE OF INCORPORATION

OF

RADIUS HEALTH, INC.

        (originally incorporated on February 4, 2008 under the name MPM Acquisition Corp.)

        FIRST:    The name of the Corporation is Radius Health, Inc.

        SECOND:    The address of the Corporation's registered office in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, Zip Code 19808. The name of its registered agent at that address is Corporation Service Company.

        THIRD:    The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

        FOURTH:    The total number of shares of all classes of stock which the Corporation shall have authority to issue is 210,000,000 shares, consisting of (i) 200,000,000 shares of Common Stock, $.0001 par value per share ("Common Stock"), and (ii) 10,000,000 shares of Preferred Stock, $.0001 par value per share ("Preferred Stock").

        The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.    COMMON STOCK.

        1.    General.    The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

        2.    Voting.    The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (which, as used herein, shall mean the certificate of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation or the General Corporation Law of the State of Delaware. There shall be no cumulative voting.

        The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

        3.    Dividends.    Dividends may be declared and paid on the Common Stock as and when determined by the Board of Directors subject to any preferential dividend or other rights of any then outstanding Preferred Stock and to the requirements of applicable law.

        4.    Liquidation.    Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then outstanding Preferred Stock.

B.    PREFERRED STOCK.

        Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided.

        Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designations relating thereto in accordance with the General Corporation Law of the State of Delaware, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the General Corporation Law of the State of Delaware. Without limiting the generality of the foregoing, the resolution or resolutions providing for the issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.

        The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

        FIFTH:    Except as otherwise provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

        SIXTH:    In furtherance and not in limitation of the powers conferred upon it by the General Corporation Law of the State of Delaware, and subject to the terms of any series of Preferred Stock, the Board of Directors shall have the power to adopt, amend, alter or repeal the Bylaws of the Corporation. The stockholders may not adopt, amend, alter or repeal the Bylaws of the Corporation, or adopt any provision inconsistent therewith, unless such action is approved, in addition to any other vote required by this Certificate of Incorporation, by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article SIXTH.

        SEVENTH:    Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.

2

        EIGHTH:    This Article EIGHTH is inserted for the management of the business and for the conduct of the affairs of the Corporation.

        1.    General Powers.    The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

        2.    Number of Directors; Election of Directors.    Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors of the Corporation shall be established from time to time by the Board of Directors. Election of directors need not be by written ballot, except as and to the extent provided in the Bylaws of the Corporation.

        3.    Classes of Directors.    Subject to the rights of holders of any series of Preferred Stock to elect directors, the Board of Directors shall be and is divided into three classes, designated as Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The Board of Directors is authorized to assign members of the Board of Directors to Class I, Class II or Class III.

        4.    Terms of Office.    Subject to the rights of holders of any series of Preferred Stock to elect directors, each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided that each director initially assigned to Class I shall serve for a term expiring at the Corporation's first annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; each director initially assigned to Class II shall serve for a term expiring at the Corporation's second annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; and each director initially assigned to Class III shall serve for a term expiring at the Corporation's third annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; provided further, that the term of each director shall continue until the election and qualification of his or her successor and be subject to his or her earlier death, resignation or removal.

        5.    Quorum.    The greater of (a) a majority of the directors at any time in office and (b) one-third of the number of directors fixed pursuant to Section 2 of this Article EIGHTH shall constitute a quorum of the Board of Directors. If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

        6.    Action at Meeting.    Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law or by this Certificate of Incorporation.

        7.    Removal.    Subject to the rights of holders of any series of Preferred Stock, directors of the Corporation may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon.

        8.    Vacancies.    Subject to the rights of holders of any series of Preferred Stock, any vacancy or newly created directorship in the Board of Directors, however occurring, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders, unless the Board of Directors determines by resolution that any such vacancy or newly created directorship shall be filled by the stockholders. A director elected to fill a vacancy shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director's earlier death, resignation or removal.

3

        9.    Stockholder Nominations and Introduction of Business, Etc.    Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws of the Corporation.

        10.    Amendments to Article.    Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article EIGHTH.

        NINTH:    Stockholders of the Corporation may not take any action by written consent in lieu of a meeting. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article NINTH.

        TENTH:    Special meetings of stockholders for any purpose or purposes may be called at any time only by the Board of Directors, the chairperson of the Board of Directors, the chief executive officer or the president (in the absence of a chief executive officer), and may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice of meeting. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article TENTH.

        ELEVENTH:    Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of fiduciary duty owed by, or other wrongdoing by, any director, officer, employee or agent of the Corporation to the Corporation or the Corporation's stockholders, creditors or other constituents, (c) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware or this Certificate of Incorporation or the Bylaws of the Corporation, (d) any action to interpret, apply, enforce or determine the validity of this Certificate of Incorporation or the Bylaws of the Corporation or (e) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein; provided that, if and only if the Court of Chancery of the State of Delaware dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in the State of Delaware. To the fullest extent permitted by applicable law, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article ELEVENTH. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article ELEVENTH. If any provision or provisions of this Article ELEVENTH shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article ELEVENTH (including, without limitation, each portion of any sentence of this Article ELEVENTH containing any such provision held to be invalid, illegal or unenforceable that is not itself

4

held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

        IN WITNESS WHEREOF, this Certificate of Incorporation, which restates, integrates and amends the certificate of incorporation of the Corporation, and which has been duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, has been executed by its duly authorized officer this    day of                  , 2014.

RADIUS HEALTH, INC.
By:
Name:
Title:

5

QuickLinks

INFORMATION STATEMENT
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
ACTION 1—AMENDMENT TO THE 2011 EQUITY INCENTIVE PLAN
ACTION 2—CHARTER AMENDMENT
ACTION 3—RESTATED CERTIFICATE OF INCORPORATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EQUITY COMPENSATION PLAN INFORMATION
EXECUTIVE COMPENSATION
DISSENTERS' RIGHTS OF APPRAISAL
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON
EXPENSE OF INFORMATION STATEMENT
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS
ADDITIONAL INFORMATION
INCORPORATION BY REFERENCE
EXHIBIT A
Radius Health, Inc.
Action by Written Consent of the Stockholders in Lieu of a Special Meeting
EXHIBIT A
CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF RADIUS HEALTH, INC.
EXHIBIT B
RESTATED CERTIFICATE OF INCORPORATION OF RADIUS HEALTH, INC.
EXHIBIT B
RADIUS HEALTH, INC. 2011 EQUITY INCENTIVE PLAN (AS AMENDED)
EXHIBIT C
CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF RADIUS HEALTH, INC.
EXHIBIT D
RESTATED CERTIFICATE OF INCORPORATION OF RADIUS HEALTH, INC.